                                                                   EXHIBIT 10.8


THIS LEASE made this 24th day of October, 1996

LANDLORD

between The Rector, Church-Wardens and Vestrymen of Trinity Church in the city of New York, a religious corporation (hereafter referred to as "the Landlord"), having its offices at 74 Trinity Place, Borough of Manhattan, City, County and State of New York, and

                             AMERICAN DIALOGUE, INC.

TENANT

(hereafter referred to as "the Tenant"), a Michigan corporation, having its place of business at 630 Fifth Avenue, Borough of Manhattan, City, County and State of New York.

                                   Witnesseth:

GRANT PREMISES

      That the Landlord hereby lets and leases to the Tenant, and the Tenant hereby takes and hires from the Landlord, the following described space: a portion of the 6th floor as hatched in red on the diagram attached hereto and made part of this lease and marked Exhibit "A".

TERM

(Such space is hereafter referred to as "the premises") in the building known by street number as No. 304 Hudson Street in the Borough of Manhattan, City, County and State of New York (hereafter referred to as "the building"), with the privilege to the Tenant of using (subject to such rules and regulations as the Landlord shall from time to time prescribe) the necessary entrances and appurtenances to the premises, reserving to the Landlord all other portions of the building not herein specifically demised, for a term to commence on the first day of October, 1996, at noon, Standard Time, and to expire on the thirtieth day of September, 2001, at noon, Standard Time (or until such term shall sooner cease and expire or be terminated as hereafter provided), at the rent at the annual rate or rates as follows: THIRTY FOUR THOUSAND TWO HUNDRED AND NINETY AND NO/100 ($34,290.00) Dollars,

ADDITIONAL RENT

Payable at the offices of the Landlord in equal monthly payments of $2,857.50 each or if more than one annual rate is specified above, then in installments equal to 1/12th of the rent at the annual rates as above prescribed for the respective periods in which they are payable, in advance without demand therefor an installment equal to the amount of the rent payable under this lease for the first month of the term for which rent is payable upon the execution hereof by the Tenant, and thereafter, on the first day of each month during said term, in lawful money of the United States, plus (i) when due or demanded, such items as shall be provided hereafter are payable by the Tenant as additional rent and,
(ii) should the Tenant at the commencement of the term of this lease be in default in the payment of rent to the Landlord pursuant to the terms of any prior lease with the Landlord, or with a predecessor in interest of the Landlord, the amount of such arrears, which the Landlord may at its option and without notice thereof to the Tenant, add to any monthly installments of rent due under this lease.

COVENANTS AND CONDITIONS

      THE ABOVE LETTING IS UPON THE FOLLOWING COVENANTS AND CONDITIONS: each and every one of which the Tenant covenants and agrees with the Landlord to keep and perform, and the Tenant agrees that the covenants herein contained on the part of the Tenant to be performed, shall be deemed conditional limitations, as well as covenants and conditions:


                                       (1)

USE

      FIRST: (a) The Tenant shall use the premises only for executive and administrative offices in connection with Tenant's computer market research company.

      (b) If any portion of the premises consists of basement space, such portion shall be used only for storage purposes.

                                                                  PLEASE INITIAL

      (c) No auction sale and no other sale of all or substantially all of the Tenant's property, stock, fixtures and machinery, except a sale made in connection with an assignment of this lease to another tenant for which the Landlord's consent shall have been obtained shall be held at the premises unless the provisions of Article TWENTY-NINTH (b) of this lease shall have been complied with.

RENT

      SECOND: (a) The Tenant shall pay the rent and additional rent as provided in this lease.

      (b) If any installment or installments of rent or additional rent or any service charge shall not be paid within five (5) days following the date on which the same shall be due and payable pursuant to this lease then, in addition to, and without waiving or releasing, any other rights and remedies of the Landlord, the Tenant shall pay to the Landlord a late charge of one and one-half (1 1/2%) percent per month computed (on the basis of a 30-day month) from the date on which each such installment became due and payable to the date of payment of the installment on the amount of each such installment or installments, as liquidated damages for Tenant's failure to make prompt payment, and the same may be collected on demand or as additional rent in accordance with the provisions of Article TWENTY-FIFTH of this lease.

REPAIRS MACHINERY CLEANING AND WASTE

      THIRD: (a) The Tenant shall take good care of the premises and the fixtures, appurtenances, equipment and facilities therein and shall make, as and when needed, all repairs in and about the premises required to keep them in good order and condition; such repairs to be equal in quality to the original work PROVIDED that the Tenant shall not be obligated for structural or exterior repairs to the building or for repairs to the systems and facilities of the building for the use or service of tenants generally, other than fixtures, appurtenances, equipment and facilities in the premises, except where structural or exterior repairs or repairs to such systems and facilities are made necessary by reason of one or more of the occurrences described below in clauses (i) through (iv) of this Article THIRD. (x) Should the Tenant fail to repair any condition in or about the premises or the fixtures, appurtenances, equipment and facilities therein which is of such a nature that its neglect would result in damage or danger to the building, its fixtures, appurtenances, facilities and equipment, or to its occupants (of which nature the Landlord shall be the judge) or, in the case of repairs of any other nature, should the Tenant have failed to make the required repairs or to have begun in good faith, the work necessary to make them within five days after notice from the Landlord of the condition requiring repair, the Landlord may, in either such case, immediately enter the premises and make the required repairs at the expense of the Tenant. The Landlord may make, at the expense of the Tenant, any repairs to the building or to its fixtures, appurtenances, facilities or equipment, whether of a structural or any other nature, which are required by reason of damage or injury due (i) to the negligence or the improper acts of the Tenant or its employees, agents, licenses or visitors; (ii) to the moving, into or out of the building, of property being delivered to or taken from the premises; (iii) to the installation, repair or removal of the property of the Tenant in the premises; or (iv) to the faulty operation of any machinery, equipment, or facility installed in the premises by or for the Tenant. The Tenant will pay the cost of any repairs made by the Landlord pursuant to this paragraph upon presentation of bills therefor, or the Landlord may, at its option, add such amounts to any installment or installments of rent due under this lease and collect the same as additional rent. The liability of the Tenant under this Article Third shall survive the expiration or other termination of this lease.

MACHINERY

      (b) If the Tenant shall install or maintain machinery or manufacturing equipment of any description in the premises, the operation of which produces noise or vibration which is transmitted beyond the premises and the Landlord deems it necessary that the noise or vibration of such machinery or equipment be diminished, eliminated, prevented or confined to the premises, the Landlord may give written notice to the Tenant, requiring that the Tenant provide and install rubber or other approved settings for absorbing, preventing or decreasing the noise or vibration of such machinery or equipment within fifteen days. The judgment of the Landlord of the necessity of such installation shall be conclusive, and the installation shall be made in such manner and of such material as the Landlord may direct. Should the Tenant fail to comply with such request within fifteen days, the Landlord may do the work necessary to absorb, prevent or decrease the noise or vibration of such machinery or equipment and the Tenant will pay to the Landlord the cost of such work upon demand or such cost may, at the option of the Landlord, be added to any installment or installments of rent under this lease and shall be payable by the Tenant as additional rent.

CLEANING AND WASTE

      (c) The premises shall be kept clean and in order by the Tenant, at the Tenant's expense, and to the satisfaction of the Landlord. The Tenant shall, at its own expense, clean the interior and exterior surfaces of the windows at such times as the windows become dirty to a degree which, in the judgment of the Landlord, adversely affects the appearance of the building or the premises. Such window cleaning shall be done in a manner which complies with the requirements of this lease and all applicable laws and regulations. The Tenant shall, at its own expense, remove from the building any and all rubbish, refuse and waste originating in the premises of the Tenant or cause the same to be removed. The removal of such refuse, rubbish and waste shall be subject to such rules and regulations as to time and manner of removal as, in the judgment of the Landlord, are necessary for the proper operation of the building. In the event that the Tenant shall fail to clean the windows or remove its refuse, rubbish and waste, such cleaning or removal may be done by the Landlord, and the Tenant shall pay to the Landlord the cost of the cleaning of the windows or the removal of any of the Tenant's refuse, rubbish and waste from the building. Bills for the same shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Should the Landlord clean the windows or remove the rubbish of the Tenant and of other tenants, the cost of such cleaning or removal shall be apportioned as between the Tenant and such other tenants respectively on the basis of the number of windows or the respective approximate quantities of such rubbish and waste as the case may be. The Landlord's apportionment of such respective quantities shall be conclusive on the parties.

                                                                  PLEASE INITIAL


                                      (2)
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ALTERATIONS AND FIXTURES

      FOURTH: (a) The Tenant shall not make any alteration, decoration, addition or improvement in or upon the premises, nor incur any expense therefor, without having first obtained the written consent of the Landlord therefor. If the Tenant shall desire to make alterations, decorations, additions or improvements to fit out the premises for the Tenant's use which will not adversely affect the structure of the building or the operation of any of the systems or facilities of the building for the use of all tenants or violate the requirements of government hereafter referred to and if the Tenant shall furnish the Landlord with the Tenant's plans and specifications for the proposed alteration, decoration, addition or improvement in sufficient detail to permit the Landlord to determine that the same will comply with the requirements of this subdivision; (a) the Landlord's approval will not be unreasonably withheld or delayed. Whenever any alterations, decorations, additions or improvements of the premises are made by the Tenant, the Tenant shall not, knowingly, employ or permit to be employed therein any labor which will cause strikes or labor troubles with other employees in the building employed by the Landlord or its contractors. All alterations, decorations, additions or improvements shall be made and installed in a good and workmanlike manner and shall comply with all requirements, by law, regulation or rule, of the Federal, State and City Governments and all subdivisions and agencies thereof, and with the requirements of the New York Fire Insurance Exchange, New York Board of Fire Underwriters and all other bodies exercising similar functions, and shall conform to any particular requirements of the Landlord expressed in its consent for the making of any such alterations, decorations, additions, and improvements. Any such work once begun shall be completed with all reasonable dispatch, but shall be done at such time and in such manner as not to interfere with the occupancy of any other tenant or the progress of any work being performed by or on account of the Landlord. If requested to do so by the Tenant in connection with the Landlord's approval of any alteration, decoration, addition or improvement, the Landlord will advise the Tenant whether the alteration, decoration, addition or improvement will be required to be removed by the Tenant at the expiration or earlier termination of this lease or may remain upon the premises to become the property of the Landlord.
If no such advice is given by the Landlord, the provision of subdivision (b) of this Article shall apply.

      (b) All alterations, decorations, additions or improvements, which may be made or installed in or upon the premises (whether made during or prior to the term of this lease or during the term of any prior lease of the premises by the Landlord, the Tenant or any previous tenant), except the furniture, trade fixtures, stock in trade, and like personal property of the Tenant, shall be conclusively deemed to be part of the freehold and the property of the Landlord, and shall remain upon the premises, and, upon the expiration or any termination of the term of this lease, shall be surrendered therewith as a part thereof, unless the Landlord shall, prior to the expiration or termination of the term, notify the Tenant that any or all of such alterations, decorations, additions or improvements shall be removed, in which event, the Tenant shall remove the same in accord with the Landlord's notice at its own cost and expense at or prior to the expiration or termination of the term. The Tenant, at or prior to the expiration or any termination of the term of this lease shall, at its own expense, remove all its furniture, trade fixtures, stock in trade and like personal property. The Tenant shall restore and repair, at its own cost and expense, any damage or disfigurement of the premises occasioned by any such removals or remaining after such removals, so as to leave the premises in good order and condition or, the Landlord, at its option, may do such restoration and repair and the Tenant will pay the cost thereof upon demand. If any furniture, trade fixtures, stock in trade or other personal property of the Tenant shall not be removed at the expiration or any termination of this lease, the Landlord, at the Landlord's option, may treat the same as having been irrevocably abandoned, in which the Tenant shall have no further right, title or interest therein and the Landlord may remove the same from the premises, disposing of them in any way which the Landlord sees fit to do, and the Tenant shall, on demand, pay to the Landlord the expense incurred by the Landlord for the removal thereof, as well as the cost of any restoration of the premises above provided. The Tenant's obligations under this subdivision (b) of this Article Fourth shall survive the expiration of this lease.

      (c) The Landlord may at any time during the term of this lease, change the arrangement or location of the entrances or passageways, doors and doorways, and the corridors, elevators, stairs, toilets or other parts of the building used by the public or in common by the Tenant and other tenants (including, without limitation, the conversion of elevators from a manually operated to an automatic self-service basis) and may alter the staffing of the building and the scale and manner of the operation thereof, PROVIDED that the services to which the Tenant is entitled as specified in this lease are not diminished and may alter the facilities, fixtures, appurtenances and equipment of the building as it may deem the same advisable, or as it may be required so to do by any governmental authority, law, rule or regulation. The Landlord may, after reasonable notice, change the name, street number or designation by which the building is commonly known.

COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS

      FIFTH: The Tenant shall promptly comply, at the Tenant's own expense, with all laws, ordinances, regulations and requirements of the City, State and Federal Government, and all subdivisions and agencies thereof, and the New York Fire Insurance Exchange, the New York Board of Fire Underwriters, and of any fire insurance rating organization, and of all other departments, bureaus, officials, boards and commissions with regard to the premises or the use thereof by the Tenant, and (if the premises are situated on the ground floor) the sidewalks adjoining the same in so far as such compliance is made necessary by the Tenant's use of the sidewalks, PROVIDED that the Tenant shall not be required to make alterations or additions to the premises, except where the same are required by reason of the nature of the Tenant's use of the premises, the manner in which its business is carried on in the premises or a failure on the part of the Tenant to conform to the provisions of this lease. The Tenant will not permit the maintenance of any nuisance upon the premises or permit its employees, licensees or visitors to do any illegal act therein, or in and about the building after notice thereof from the Landlord. If any such law, ordinance, regulation or requirement shall not be promptly complied with by the Tenant, then the Landlord may, at its option, enter upon the premises to comply therewith, and should any fine or penalty be imposed for failure to comply therewith or by reason of any such illegal act, the Tenant agrees that the Landlord may, at its option, pay such fine or penalty, which the Tenant agrees to repay to the Landlord, with interest from the date of payment, as additional rent.


                                      (3)

COMPLIANCE WITH LANDLORD'S RULES

      SIXTH: The Tenant and the Tenant's employees, and any other persons subject to the control of the Tenant, shall well and faithfully observe all the rules and regulations annexed hereto, and also any and all reasonable rules and regulations affecting the premises, the building or the equipment, appurtenances, facilities and services thereof, hereafter promulgated by the Landlord. The Landlord may at any time, and from time to time, prescribe and regulate the placing of safes, machinery, quantities of merchandise and other things, and regulate which elevator and entrance shall be used by the Tenant's employees, and for the Tenant's shipping; and may make such other and further rules and regulations as in its judgment may, from time to time, be needed or desirable for the safety, care or cleanliness of the building and for the preservation of good order therein.

PLATE GLASS

      SEVENTH: The Landlord may, at its option, either (i) at the Tenant's expense, keep the plate glass, if any, in the premises insured in the name of the Landlord against loss or damage, the premium for which, whether by separate policy or as a part of a schedule of another policy, shall be paid by the Tenant to the Landlord, upon demand, or (ii) require the Tenant, at the Tenant's expense, to keep the plate glass, if any, in the premises insured in the name of the Landlord against loss or damage, in which event, the Tenant shall deliver such policy and evidence of due payment of the premium therefor to the Landlord.

CARE OF SIDEWALKS

      EIGHTH: If the premises, or any part thereof, consist of a first floor or any part thereof, the Tenant shall, at the Tenant's own expense, keep the sidewalk, gutter and curb in front thereof free from snow and ice, and in a cleanly condition,

LANDLORD'S ACCESS TO THE PREMISES

      NINTH: (a) The Tenant shall, without in any way affecting the Tenant's obligations hereunder, and without constituting any eviction, permit the Landlord and its agents; (i) at all reasonable hours, to enter the premises and have access thereto, for the purpose of inspecting or examining them and to show them to other persons; (ii) to enter the premises to make repairs and alterations, and to do any work on the premises and any work in connection with excavation or construction on any adjoining premises or property (including, but not limited to, the shoring up of the building) and to take in any of the foregoing instances, any space needed therefor; and (iii) during the six months preceding the termination hereof, to place and maintain thereon the usual "for rent" notices. The Tenant shall permit the Landlord to erect and maintain ducts, pipes and conduits in and through the premises. In the exercise of the rights of the Landlord reserved under clause (ii) or under the next preceding sentence of this subdivision (a) of Article NINTH the Landlord will do so in a manner which minimizes the interference with the Tenant's use of the premises so far as practicable and where ducts, pipes or conduits are to be erected through the premises will locate them along walls or ceilings wherever practicable.

      (b) In the event that the premises shall, in the Landlord's judgment, become substantially vacated before the expiration of this lease, or in the event the Tenant shall be removed by summary proceedings or in the event that, during the last month of the term, the Tenant shall have removed all or substantially all of the Tenant's property therefrom, the Landlord may immediately enter into and upon said premises for the purpose of decorating, renovating or otherwise preparing same for a new tenant, without thereby causing any abatement of rent or liability on the Landlord's part for other compensation, and such acts shall have no effect upon this lease.

      (c) If the Tenant or an officer or authorized employee of the Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents, may enter the same by a master key, or may forcibly enter the same without rendering the Landlord or such agents liable therefor (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease and in no event shall any such entry by the Landlord or its agents be deemed an acceptance of a surrender of this lease, either expressed or implied, nor a waiver by the Landlord of any covenant of this lease on the part of the Tenant to be performed.

ELECTRIC CURRENT; LIVE STEAM

      TENTH: (a) Electric current is to be supplied by the Landlord. The Tenant covenants and agrees to purchase the Tenant's requirements therefor at the premises from the Landlord or the Landlord's designated agent at 112% of the rates set forth in the rate schedule of Consolidated Edison Company of New York, Inc. applicable to the building (or the conjunctional group in which the building is included), plus any sales or use tax or other governmental charge or levy; PROVIDED, HOWEVER, that if such rate schedule includes any adjustment for time-of-day for either demand or consumption, the rate applicable to the Tenant's demand for and consumption of electricity, shall be that specified for the peak period. The calculation of the rate shall include the effect of all direct and indirect charges which affect the cost of the electricity, including without limitation, consumption charges, demand charges and fuel cost escalation charges.

      (b) Where more than one meter measures the service of the Tenant in the building, the service rendered through each meter may be computed and billed separately in accord with the rates herein provided for. No current shall be furnished until the equipment of the Tenant has been approved by the proper authorities, and after such approval, no changes shall be made in such equipment without the written consent of the Landlord. The Tenant shall pay, upon demand, the bills for electric current furnished and the use of meters; the Landlord and its agent reserving the right, without releasing the Tenant from any liability, and without constituting any eviction, and without any liability on the Landlord's part, to cut off such electric current after five days' notice for non-payment of any such bill or bills. The Tenant shall comply with such rules, regulations and contract provisions as are customarily prescribed by public service corporations supplying such services, for consumption similar to that of the Tenant.

      (c) The Landlord may discontinue the supply of electric current under subdivision (a) at any time on sixty (60) days' notice to the Tenant without being liable to the Tenant therefor or without in any way affecting this lease or the liability of the Tenant hereunder or causing the diminution of rent, and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule, or regulation now or hereafter enacted, promulgated, or issued. Should the Landlord give such notice of discontinuance, the Tenant shall make the Tenant's own arrangements to receive such service direct from such public utility corporation serving the building and the Landlord shall permit the Landlord's wires, conduits and meters, to the extent to which they are safely available for such use and to the extent to which they may be used under any applicable governmental regulations or the regulations of such public utility, to be used for the purpose. Should any additional or other wiring, conduits, meters or any other or


                                      (4)
different distribution equipment be required in order to per[ILLEGIBLE] from the public utility, the same will be installed, as the Landlord shall elect, either by the Landlord, at the sole cost and expense of the Tenant, or by the Tenant at the Tenant's sole cost and expense. In the case of central distribution equipment which is used in connection with the distribution or metering of current supplied to the Tenant and other tenants of the building, and which is required to be installed under governmental regulations or the regulations of such utility, the cost of installation thereof will be prorated among the several tenants, serviced through the distribution facility in the proportion which their average consumption of electric current over the next preceding period of not less than six month's duration bears to the total consumption of electric current by all tenants during such period, and the Tenant shall pay to the Landlord the Tenant's share of such cost of installation, apportioned as above, within five (5) days following receipt of a statement showing the cost of the distribution equipment and the manner in which the cost has been allocated to the Tenant. Should the supply of electric current by the Landlord be discontinued, but not as a result of the Landlord's election to discontinue the supply of current, then the Tenant shall, at the Tenant's expense, install all wiring, metering and distribution facilities which are required in order to permit the Tenant to purchase the Tenant's requirements for electric current for the premises from such utility and shall discontinue the use of the Landlord's electric wires, cables, meters and distribution facilities. All such facilities installed by the Tenant shall be installed in a workmanlike way which complies with applicable governmental regulations and the regulations of the public utility. The Landlord will in any such case permit any pipe-chases or channels available in the building to be used by the Tenant for the Tenant's cables and conduits, to the extent that the same may be available and may be safely used for the purpose.

      (d) The Landlord shall not in any way be liable or responsible to the Tenant for any loss or damage or expense which the Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for the Tenant's requirements, nor shall the Landlord be in any way responsible for any interruption of service due to breakdowns, repairs, malfunction of electrical equipment or any other cause relating to electrical service which is beyond the Landlord's reasonable control.

      (e) If there be any facilities for the supply of live steam in the building, such steam shall be supplied to the Tenant only if separate agreements are made therefor and pursuant to such arrangements. In the event that such separate agreements shall be made, the appropriate provisions of this Article TENTH shall be applicable thereto.

CONDEMNATION AND DEMOLITION

      ELEVENTH: (a) If the premises or any part thereof, shall be taken or condemned for any public or quasi public use, this lease and the term hereby granted shall terminate on the date when title to the premises or such part shall be actually taken for such public or quasi public use. If any other part of the building shall be so taken and such taking shall, in the judgment of the Landlord, make the operation of the building impractical, unprofitable or uneconomical (even though no part of the premises be taken), the Landlord may, at its option, give to the Tenant, at any time after the vesting of title and prior to the actual taking of possession, thirty (30) days' notice of intention to terminate this lease, and upon the date designated in such notice, this lease and the term hereby granted shall terminate. In no event shall any condemnation award be apportioned, and the Tenant hereby assigns to the Landlord all right and claim to any part of such award, but the rent, and all other sums payable by the Tenant, shall be apportioned as of the date of any such termination of this lease, PROVIDED that nothing contained in the foregoing portion of this Article ELEVENTH shall be deemed to prevent the Tenant's making claim for and retaining an award for the damage to or loss of value of its trade fixtures and such of the installations made by the Tenant as remain the Tenant's property or from making claim for and retaining any award which may be made to the Tenant for the Tenant's moving expenses if, and to the extent that, the award to be claimed and retained by the Tenant is independent of and does not result in a diminution of the award to the Landlord for the taking of the land, building and the Landlord's other property.

      (b) If the Landlord shall desire to demolish the building wherein the premises are located, the Landlord shall have the right and option to terminate the term of this lease at any time during the term thereof upon giving to the Tenant not less than six months' notice of the Landlord's election to terminate this lease and of the date, which shall be the last day of a calendar month, not less than 180 days following the date of the Landlord's notice of election to terminate, on which Landlord elects that this lease shall terminate and come to an end, together with an affidavit, sworn to by an officer of the Landlord, if the Landlord at such time is a corporation, or by a general partner of the Landlord, if the Landlord at such time is a partnership, or by the Landlord, if the Landlord at such time is an individual, to the effect that the Landlord, its successor in interest or a lessee intends to demolish the building containing the premises and to erect a different building in lieu thereof. If such notice and affidavit are given to the Tenant, then this lease shall terminate and come to an end on the date of termination specified in the Landlord's notice, as if that date were the date originally fixed for the termination of the term of this lease, and on such date the Tenant shall quit, vacate and surrender up the premises in accord with the provisions of this lease relating to surrender at the expiration of the term.

MECHANIC'S LIENS

      TWELFTH: The Tenant will not permit, during the term hereby granted, any mechanic's or other lien or order for payment of work, labor, services, or materials furnished or to be furnished to attach to or affect the premises or any portion thereof and agrees that no such lien or order shall under any circumstances attach to or affect the fee, leasehold or other estate of the Landlord herein, or the building. The Tenant's obligation to keep the premises in repair, and its right to make alterations therein, if any, shall not be construed as the consent of the Landlord to the furnishing of any such work, labor or materials within the meaning of any present or future lien law. Notice is hereby given that the Tenant has no power, authority or right to do any act or to make any contract which may create, or be the foundation for, any lien upon the fee or leasehold estate of the Landlord in the premises or upon the land or buildings of which they are a part or the improvements now erected or hereafter to be erected upon the premises or the land or building of which the premises are a part; and if any such mechanic's or other lien or order shall be filed against the premises or the land or building of which the premises are a part, the Tenant shall, within ten (10) days thereafter, discharge said lien or order by payment, deposit or by bond fixed in a proper proceeding according to law. If the Tenant shall fail to take such action, or shall not cause such lien or order to be discharged within ten (10) days after the filing thereof, the Landlord may pay the amount of such lien or discharge the same by deposit or by bond or in any other manner according to law, and pay any judgment recovered in any action to establish or foreclose such lien or order, and any amount so paid, together with the expenses incurred by the Landlord, including all attorneys' fees and disbursements incurred in any defense of any such action, bonding or other proceeding, shall be deemed additional rent.


                                                                  PLEASE INITIAL

SUBORDINATION

      THIRTEENTH: This lease, and all the rights of the Tenant hereunder, are and shall be subject and subordinate to any and all mortgages now or hereafter liens either in whole or in part on the building, or the land on which it stands, and also to any and all other mortgages covering other lands or lands and buildings, which may now or hereafter be consolidated with any mortgage or mortgages upon the building and the land on which it stands or which may be consolidated and spread to cover the building and such land and any such other lands or lands and buildings, and any extension, renewal or modification of any such mortgages, and to any and all underlying leases on record, or hereafter to be recorded, against the building or the land on which it stands, and any extensions, renewals or modifications thereof. The Tenant hereby constitutes and irrevocably appoints the Landlord the Tenant's attorney in fact to execute any instrument or certificate evidencing such subordination for and on behalf of the Tenant.

CERTIFICATE OF OCCUPANCY

      FOURTEENTH: The Tenant shall immediately discontinue any use of the demised premises, which may, at any time, be claimed or declared by the City or State of New York or other governmental authority to be in violation of or contrary to law, or by reason of which any attempt may be made to penalize the Landlord or require the Landlord to secure any certificate of occupancy for the building.

VAULTS

      FIFTEENTH: Notwithstanding anything herein contained, or shown on any sketch, plan or schedule hereto attached, to the contrary, if any vault space forms a part of the premises, or adjoins the same, or any part or portion of the herein demised premises is not within the property line of the building or premises, and if the use of the said space shall hereafter be prevented or curtailed by exercise of any governmental authority, the Tenant shall have no claim whatever upon the Landlord for the loss of such space, by any abatement of the rent, or otherwise, and the Landlord's covenant of quiet enjoyment hereinafter contained, shall not be deemed to apply to any such space. The Landlord makes no representation as to the location of the property line of the building. The Tenant shall reimburse the Landlord for the vault charge or tax, if any, imposed by the City of New York and respect of any such vault space.

LIQUORS

      SIXTEENTH: Neither the Tenant nor any occupant of the premises or of any part thereof, shall at any time during the continuance of the term, sell, traffic in, expose for sale, dispense or give away, upon any part of the premises, any strong or spirituous liquor, wine, ale or beer, or take or have a license for such sale.

FIRE AND FIRE INSURANCE

      SEVENTEENTH: (a) If the premises shall be damaged by fire, action of the elements or other casualty or cause which is within the risks covered by insurance carried by the Landlord, the Tenant shall give immediate notice thereof to the Landlord, and said damage (unless the same shall be due to the negligence or other fault of the Tenant or its employees) shall be repaired by the Landlord, at the Landlord's expense, with all reasonable speed, making due allowance for delay due to labor troubles, settlement of loss and other causes beyond the control of the Landlord, and the Tenant shall, in every reasonable way, facilitate the making of such repairs, and (unless the fire shall be due to the negligence or other fault of the Tenant or its employees) the rent shall be suspended during such period as the premises shall have been rendered wholly untenantable and, in the event that the premises are rendered partially untenantable, the rent shall be abated during such period, in the proportion which the area of the premises which is rendered untenantable bears to the area of the whole premises, but no damage to the premises or the building by fire, or other cause, however extensive, shall terminate this lease, or give the Tenant the right to quit and surrender the premises, or impair any obligations of the Tenant hereunder, except with respect to the payment of rent (and with respect thereto to the extent above provided) and except that (i) if the damage shall be so extensive that the Landlord shall determine to demolish or substantially alter the building, the Landlord may at any time within sixty (60) days following the occurrence of the damage give to the Tenant 30 days' notice of intention to terminate this lease; (ii) if the damage to the premises is substantial so that the whole or substantially the whole of the premises is rendered untenantable by the Tenant and the Landlord does not within 60 days following the occurrence of the damage notify the Tenant of the Landlord's intention to repair the damage to the premises so that the premises are again useable by the Tenant within a period of not more than 120 days following the occurrence of the damage subject to delays due to causes of the kinds described in Article THIRTY-FOURTH of this lease, the Tenant may cancel this lease by notice given with in 10 days following the expiration of the said 60-day period for the Landlord's notice of election to repair; and (iii) in the event of the occurrence of damage to the premises of the degree described above in clause
(ii) of this paragraph (a), the Landlord may also elect to terminate this lease by notice of election to do so given within 60 days following the occurrence of the damage. If notice of election to terminate this lease shall be given as above PROVIDED, then, upon the date for termination designated in any such notice this lease and the term hereby granted shall terminate and the rent shall be apportioned as of the date of the damage or as of such later date as the Tenant may actually surrender possession. Nothing herein contained shall be deemed to obligate the Landlord to restore the Tenant's trade fixtures, stocks, furnishings or other property remaining the property of the Tenant.

      (b) The Tenant shall conduct its business and use the premises in such a manner as shall make and keep the rate of insurance upon the entire building as low as such rate can be made and kept, and so as not to increase the rate of insurance applicable to the property of other tenants, and the Tenant shall install and maintain all its furniture, fixtures, equipment, stocks and materials in such a manner as to accomplish the foregoing purposes. The Tenant further agrees not to permit any act to be done or anything brought into or kept upon the premises which will void or avoid the insurer's liability under any contract of fire insurance on the building or its contents. Should the fire insurance rate on the building be increased beyond the present rate, by reason of the Tenant's occupancy or character of its business, or the Tenant's failure to comply with the terms hereof, the Tenant agrees to pay to the Landlord, on demand, the additional cost of such insurance, or, at the option of the Landlord, the same may be added to any installment of rent and be payable as additional rent. The schedule of the makeup of a rate issued by an authorized rating organization shall be conclusive evidence of the facts therein stated and of the items in the rate applicable to the premises.

                                                                  PLEASE INITIAL

      (c) The Landlord, as to the premises, and the Tenant, as to the improvements made therein at the Tenant's expense and all of the Tenant's stock, trade fixtures and other property in the premises, hereby release one another from all liability for any loss or damage caused by fire or any of the risks enumerated in standard extended coverage insurance. This release is conditioned upon the inclusion in their respective policies of insurance of a provision stating that such release shall not adversely affect said policies or prejudice any right of the insured to recover thereunder. The Landlord and Tenant agree that their respective insurance policies will include the aforesaid provision so long as the same is obtainable without extra cost or if extra cost be charged, so long as the party for whose benefit the clause is obtained shall pay such extra cost. If extra cost shall be chargeable therefor the party so affected shall advise the other thereof, of the amount of the extra cost and the other party at its election may pay the same or decline to so pay in which event the release from liability given to said party by this Article SEVENTEENTH (c) shall be deemed to be withdrawn and of no force and effect.

CHANGE IN USE OF PREMISES, SUBLETTING AND ASSIGNMENT

See Article EIGHTEENTH (re-written) on Rider No. 2 attached hereto and made part of this Lease.

WAIVER AND SURRENDER; REMEDIES CUMULATIVE

      NINETEENTH: No consent or waiver of any provision hereof or acceptance of any surrender shall be implied from any act or forbearance by the Landlord. No agreement purporting to accept a surrender of this lease, or to modify, alter, amend or waive any term or provision thereof, shall have any effect or validity whatever, unless the same shall be in writing, and executed by the Landlord and by the Tenant, and be duly delivered, nor shall the delivery of any keys to anyone have any legal effect, any rule or provision of law to the contrary notwithstanding. Any consent, waiver or acceptance of surrender, in writing, and properly executed and delivered as aforesaid, shall be limited to the special instance for which it is given, and no superintendent or employee, other than an officer of the Landlord or of its managing agent, and no renting representative shall have any authority to accept a surrender of the premises, or to make any agreement or modification of this lease, or any of the terms and provisions hereof. No provision of any lease made by the Landlord to any other tenant of the building shall be taken into consideration in any manner whatever in determining the rights of the Tenant herein. No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement on any check, nor any letter accompanying any such payment of rent be deemed an accord and satisfaction (unless an agreement to accept a lesser amount be signed by the Landlord), but the Landlord may accept such payment without prejudice to the Landlord's full right to recover the balance of such rent and to institute summary proceedings therefor. The receipt by the Landlord of any rent, or additional rent or of any other sum of money which may be payable under this lease, or of any portion thereof, shall not be deemed a waiver of the right of the Landlord to enforce the payment of any sum of any kind previously due or which may thereafter become due under this lease, or of the right to forfeit this lease by such remedies as may be appropriate, or to terminate this lease or to exercise any of the rights and remedies reserved to the Landlord hereunder, and the failure of the Landlord to enforce any covenant or condition (although the Tenant shall have repeatedly or continuously broken the same without objection from the Landlord) shall not estop the Landlord at any time from taking any action with respect to such breach which may be authorized by this lease, or by law, or from enforcing said covenant or any other covenant or condition on the occasion of any subsequent breach or default. In the event of any continuing or threatened breach by the Tenant, the Landlord shall have the right of injunction. The various rights, remedies, powers and elections of the Landlord, as PROVIDED in this lease or created by law, are cumulative, and none of them shall be deemed to be exclusive of the others, or of such other rights, remedies, powers or elections as are now or may hereafter be conferred upon the Landlord by law.

REPRESENTATIONS AS TO PREMISES, CERTIFICATE OF OCCUPANCY AND USE

      TWENTIETH: The Tenant represents to the Landlord that the Tenant has made, or caused to be made, a careful inspection of the premises and that the area and present condition of the premises are in all respects satisfactory to the Tenant, except (if at all) as may herein otherwise be expressly stated in the memorandum of repairs or decorations to be done by the Landlord attached to this lease, Tenant has determined that the use of the premises, as set forth in this lease, is consistent with the uses. The Tenant acknowledges that no representations or promises have been made by the Landlord or the Landlord's agents with respect to the premises or the building or the certificate of occupancy thereof, except as in this lease set forth. The statements contained in this lease regarding the use of the premises by the Tenant shall not be deemed a representation or warranty by the Landlord that such use is lawful.

                                                                  PLEASE INITIAL


                                      (7)

                                      (8)


LIMITATION OF LANDLORD'S LIABILITY

      TWENTY-FIRST: (a) The Tenant shall make no claim upon the Landlord for abatement of rent, constructive eviction, rescision, or otherwise, and the Landlord shall be exempt from all liability, except for injuries to the Tenant's person or property which are due to the negligence of the Landlord, its agents, servants or employees in the management of the premises or the real property of which the demised premises are a part, for or on account of any annoyance, inconvenience, interference with business, or other damage, caused by: (i) any interruption, malfunction or curtailment of the operation of the elevator service, heating plant, sprinkler system, gas, water, sewer or steam supply, plumbing, machinery, electric equipment or other appurtenances, facilities, equipment and conveniences in the building, whether such interruption, malfunction or curtailment be due to breakdowns, or repairs, or strikes or inability to obtain electricity, fuel or water due to any such cause or any other cause beyond the Landlord's control; (ii) any work of repair, alteration or replacement done by or on behalf of the Landlord or the Tenant, pursuant to the provisions of this lease; (iii) any water, rain, snow, steam, gas, electricity or other element, which may enter, flow from or into the premises or any part of the building, or any noise or vibration audible in, or transmitted to the premises; (iv) any vermin; (v) any falling paint, plaster or cement; (vi) any interference with light or with other easements or incorporeal hereditaments; (vii) any latent defect or deterioration in the building or the appurtenances thereof, whether or not the Landlord shall have been notified of any condition allegedly causing same; (viii) any zoning ordinance or other acts of governmental or public authority now or hereafter in force; and (ix) any act or omission of any other occupant of the building or other person temporarily therein. The Tenant will not hold the Landlord liable for any loss or theft of, or damage to, any property in the premises done or caused by any employee, servant, or agent of the Landlord who is invited into the premises by the Tenant, nor for the loss, damage or theft of any property stored or left in the basement or in any other part of the building, which is not enclosed within the premises or of any property, left with any employee of the Landlord, not withstanding such theft, loss or damage may occur through carelessness or negligence of the Landlord's employees; and the Tenant agrees that any employee in entering the premises at the invitation of the Tenant or accepting custody of property shall be then deemed agent of the Tenant or other person at whose instance he may be acting, and not agent of the Landlord. Employees are not permitted to receive or accept packages or property for account of Tenants. Storerooms or storage space for personal property (if provided) are provided gratuitously by the Landlord, and the use of same shall be at the Tenant's risk and the Tenant will not hold the Landlord liable for any loss of or damage to person or property therein or thereby. Nothing in this lease contained shall impose any obligation upon the Landlord with respect to any real property other than the building, whether said other real property be owned by the Landlord or otherwise, or shall in any way limit the Landlord's right to build upon or otherwise use said other real property in such manner as the Landlord may see fit. The Tenant shall make no claim upon the Landlord for abatement of rent, constructive eviction or rescission, and the Landlord shall have no liability by reason of the Landlord's failure to enforce the provisions of the lease to any other tenant against such other tenant.

      (b) Any right and authority reserved by and granted to the Landlord under this lease, to enter upon and make repairs in the premises shall not be taken as obligating the Landlord to inspect and to repair the premises and the Landlord hereby assumes no responsibility or liability for the care, inspection, maintenance, supervision, alteration or repair of the premises except as herein specifically provided. The Tenant assumes possession and control of the premises and exclusively the whole duty of care and repair thereof, except as herein specifically provided, and the duty of care, if any, owed by the Tenant to the persons on the sidewalks or in the corridors of the building.

INDEMNITY BY TENANT

      TWENTY-SECOND: The Tenant hereby indemnifies and agrees forever to save harmless the Landlord against any and all liabilities, penalties, claims, damages, expenses (including attorneys' and counsel fees) or judgments, arising from injury to person or property of any kind, occasioned wholly or in part by the Tenant's failure to perform or abide by any of the covenants of this lease or occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, customers, agents, assigns or under-tenants of the Tenant, or based on any matter or thing growing out of the Tenant's use or occupation of the premises or any part of the building.

NOTICES

      TWENTY-THIRD: Any notice which is to be given by either party to the other pursuant to this lease shall be in writing and shall be given as follows: (a) if such notice is to be given by the Landlord to the Tenant, such notice may be given personally or by registered mail in the following manner: (i) notice may be given personally, by delivering the same to the Tenant or, if the Tenant be a corporation or partnership, to any officer of such corporation or member of the partnership, at the premises or at any other place; or (ii) notice may also be given personally at the premises by delivering the same to the Tenant or any officer or partner of the Tenant; or (iii) notice may also be given by registered or certified mail, by depositing the notice, enclosed in an envelope addressed to the Tenant at its address given in this lease or at the premises, in any United States Post Office, postage and registry or certification fees prepaid; (b) if such notice is to be given by the Tenant to the Landlord, the notice shall be given by registered or certified mail, by depositing the notice, enclosed in an envelope, addressed to the Landlord at 74 Trinity Place, New York, N.Y., or at such other place as the Landlord shall hereafter designate in writing, in any United States Post Office, postage and registry or certification fees prepaid. Any notice shall be deemed to have been given on the date when the same is delivered as above provided or, if given by mail, on the date when it is deposited as above provided in the United States Post Office.

INSOLVENCY

      TWENTY-FOURTH. If, at any time after the execution and delivery of this lease, the Tenant shall be adjudicated a bankrupt, or if the Tenant shall make any assignment for the benefit of creditors, or attempt to take the benefit of any insolvency law, or if a petition or answer to reorganize the Tenant shall be approved by any court or judge, or if a petition or answer for a composition or extension shall be filed by the Tenant, or if a receiver or trustee shall be appointed for the Tenant's property, or if the Tenant's interest in this lease shall be attached or levied upon or shall evolve upon or pass to any party other than the Tenant (whether such event occurs prior or subsequent to the commencement of the term or Tenant's entry into possession) such event shall be conclusively deemed a default hereunder, and the Landlord shall have the right to terminate this lease in the manner hereinafter provided, as if such event were a breach by the Tenant of one of the covenants of this lease. In the event of such termination, the Tenant or any person claiming under, by or through the Tenant, by virtue of any statute or of an order of any court, shall not be entitled to possession or to remain in possession of the demised premises but shall forthwith quit and surrender same. Exclusive of and in addition to any other rights or remedies the Landlord may have through any other portion or provision of this lease or by virtue of any rule of law or statute, said Landlord may keep and retain, as liquidated damages, any rent, security, deposit or other moneys or consideration received by the Landlord from the Tenant, or others on behalf of the Tenant. Also, in the event of termination of this lease as aforesaid, the Landlord shall be entitled, as and for liquidated damages from the Tenant for breach of the unexpired term of this lease, to an amount equal to the difference between the rental value of the remainder of the term at the time of termination and the actual rent reserved, both discounted to present worth at the rate of four per centum (4%) per annum. If at any time within a reasonable period following the date of the termination of the lease, as aforesaid, the premises should be re-rented by the Landlord, the rent realized by any re-letting shall be deemed prima facie to be the rental value. In the event of the occurrence of any of the above-mentioned events of default occasioned solely through the invocation by the Tenant or by third parties of the laws of the State of New York, judicial or statutory, as distinguished from the invocation of Federal laws relating to bankruptcy, reorganization, or otherwise, the Landlord, in addition to the foregoing, may accelerate the full amount of rent reserved for the remainder of the lease, and the same shall forthwith become due and payable to the Landlord. Nothing herein provided shall be deemed to prevent or restrict the Landlord from proving and receiving as liquidated damages herein the maximum permitted by any rule of law or statute prevailing when such damages are to be proved, whether they be greater or less than those referred to above.

REMEDIES OF THE LANDLORD ON DEFAULT PERFORMANCE BY THE LANDLORD

      TWENTY-FIFTH: (a) If the Tenant shall default in the full and due performance of any covenant of this lease, the Landlord shall have the right, upon ten (10) days' notice to the Tenant (unless a shorter period of notice or provision for the performance of such work without notice is elsewhere established), to perform the same for the account of the Tenant, and in such event all workmen employed by the Landlord shall be deemed the agents of the Tenant, and any reasonable payment made, and expense incurred, by the Landlord in this connection, shall forthwith become due and payable by the Tenant to the Landlord. If the Landlord is compelled to incur any expenses, including reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding instituted by reason of any default of the Tenant hereunder, the sum or sums so paid by the Landlord with all interest, costs and damages, shall be deemed immediately due to the Landlord upon demand. Any and all sums payable by the Tenant to the Landlord shall bear interest at the rate of six per centum (6%) per annum from the due date to the date of actual payment, and any and all such sums (except the rent hereinabove expressly reserved) shall be deemed to be additional rent for the period prior to such due date, and the Landlord shall have the same remedies for default in the payment of such additional rent as for default in the payment of the rent expressly reserved.

PERFORMANCE BY THE LANDLORD NOT AN EXCLUSIVE REMEDY

      (b) In the event that under the provisions of this lease the Landlord shall have the privilege of performing any covenant in respect of which the Tenant may be in default and of recovering the expenses so involved from the Tenant as additional rent or otherwise, such remedy shall not be the exclusive remedy of the Landlord but the Landlord may, at its option, treat such default as a breach of substantial obligation of this lease and shall have all the other remedies in respect thereof PROVIDED in this or any other Article of this lease.

DISPOSSESS TERMINATION OF LEASE

      (c) If the Tenant shall violate or default in the full and due performance of any covenant, provision or condition of this lease (other than the covenant to pay the rent or any additional rent), or any covenant, provision or condition of any other lease under which the Tenant is a tenant in the building, or if any of the events specified in the Article of this lease numbered Twenty-fourth and headed "Insolvency" shall occur, or if the conduct of the Tenant or any occupant of the premises shall reasonably be deemed objectionable by the Landlord or the Landlord's managing agent, the Landlord will give to the Tenant five days' notice of such violation, default or misconduct. In the event that (i) the Tenant shall default in the payment of the rent or of any additional rent, or
(ii) if the premises shall be vacated, abandoned or deserted, or (iii) in the event that the Tenant, after notice thereof as above provided, shall fail to stop any violation or fully cure or remedy any default or terminate any misconduct under this lease (or in the event that the default is of a nature such that the steps required to cure or remedy the same fully cannot reasonably be completed within five days, then if the Tenant shall not have commenced and have diligently and continuously prosecuted the steps necessary to cure or remedy such default) the Landlord may give to the Tenant ten (10) days' notice of its intention to terminate this lease, and, in such event, on the tenth day following the giving such notice this lease and the term hereby granted shall terminate and expire as fully and completely as if that day were the date herein expressly fixed for the expiration of the term, and the Tenant shall thereupon quit and surrender the premises into the possession of the Landlord, but the Tenant shall nevertheless remain liable for deficiency in future rent and for any other defaults hereunder, as hereinafter provided. If the Tenant shall default in the payment of the rent, or any additional rent herein

                                                                  PLEASE INITIAL



                                       (9)

                                      (10)

mentioned, or of any part of either, or if this lease shall be terminated by the notice last above PROVIDED for, the Landlord may immediately, or at any time thereafter, re-enter the premises and remove all persons and property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force, or otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy the premises, together with all additions, alterations, installations and improvements, and no entry by the Landlord shall be deemed an acceptance of surrender. Upon any such re-entry, the Landlord may re-let the premises or any part or parts thereof, and for such term or terms as to the Landlord may seem wise, even though the same extend beyond the date herein expressly fixed for the expiration of the term. Any such re-letting shall, at the Landlord's option, be either for the Landlord's own account, or as the agent for the Tenant. If the Landlord shall re-let as the agent of the Tenant, the Landlord shall receive the rents and apply the same, first, to the payment of all expenses which the Landlord shall have incurred by reason of the Tenant's default and in connection with such re-entry and re-letting, including, but not by way of limitation, legal expenses, brokers' commissions, and the cost of reasonable repairs, re-decoration and alterations, and, secondly to the fulfillment of the covenants of the Tenant herein contained, and the surplus, if any, existing at the date herein expressly fixed for the expiration of the term, shall be paid to the Tenant, but the Tenant shall be entitled to no such payment until said date. So long as the premises, or any part thereof, shall not be re-let, or shall be re-let by the Landlord as the agent of the Tenant, the Tenant shall remain liable for the full and due performance of all the covenants of this lease, and the Tenant hereby agrees to pay to the Landlord, as damages for any default hereunder, until the date herein expressly fixed for the expiration of the term, the equivalent of the amount of all the rent and additional rent reserved herein, less the net avails of re-letting, as hereinbefore defined, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of the said rent days the Tenant shall pay to the Landlord the amount of deficiency then existing, and shall not be entitled to withhold any such payment until the date herein expressly fixed for the expiration of the term. The liability of the Tenant shall survive the issuance of a final order and warrant of dispossess, and re-entry by the Landlord, and any other termination of this lease for default of the Tenant, and the granting by the Landlord of a new lease of the premises to another tenant, and the Tenant hereby waives any defense which might be predicated upon any of said acts or events.

      The Tenant hereby expressly waives (i) any and all right to regain possession of said premises or to reinstate or redeem this lease as provided by the Real Property Actions & Proceedings Law, (and as said law may be amended) or any such right which is or may be given by any other statute, law or decision now or hereafter in force; (ii) the service of any notice demanding rent or stating an intention to re-enter; or any similar right which is or may be given by any statute, law or decision now or hereafter in force; (iii) any and all rights of redemption and all other rights to regain possession or to reinstate this lease (in case the Tenant shall be dispossessed or ejected by, or pursuant to judgment, order, execution or warrant of any court or judge). Except as provided in Section 259-c of the Real Property Law with respect to an action for personal injury or property damage between the parties hereto, the Tenant waives and will waive all right to trial by jury in any summary proceedings and in any other proceeding or action at law hereafter instituted by the Landlord against the Tenant in respect of this lease, and also in any action or proceeding between the parties hereto for any cause; and it is hereby agreed, that in any of such events, the matter in dispute shall be tried before a judge without a jury. In the event the Landlord shall commence any action or summary proceeding for non-payment of rent or other breach of covenant or condition, the Tenant hereby agrees not to interpose any counter-claim of whatever nature or description in any such action or proceeding. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

SURRENDER AT EXPIRATION

      TWENTY-SIXTH: Upon the expiration or any termination of the term of this lease, the Tenant shall quit and surrender the demised premises, together with any fixtures, equipment or appurtenances installed in the premises at the commencement of this lease, and any alterations, decorations, additions and improvements which are not to be removed in compliance with the provisions of Article Fourth hereof, to the Landlord, in good order and condition, ordinary wear excepted. The Tenant shall remove all its furnishings, trade fixtures, stock in trade and like personal property in accord with the requirements of Article Fourth, so as to leave the premises broom-clean and in an orderly condition. If the last day of the term of this lease falls on Sunday, this lease shall expire on the business day immediately preceding. The Tenant's obligation to observe and perform this covenant shall survive the expiration or other termination of the term of this lease.

QUIET ENJOYMENT

      TWENTY-SEVENTH: The Landlord covenants that, if the Tenant shall duly keep and perform all the terms and conditions hereof, the Tenant shall peaceably and quietly have, hold and enjoy the premises for the term aforesaid, subject however to ground leases, underlying leases and mortgages as hereinbefore described, and to the lien, rights and estate by virtue of unpaid taxes of any government having jurisdiction of the premises of which the herein demised premises are a part. If the Landlord shall hereafter sell, exchange or lease the entire building or the land and building wherein the premises are located, subject to this lease, or, being the lessee thereof, shall assign its lease, the grantee, lessee, or assignee thereof, as the case may be, shall, without further agreement by any party, be conclusively deemed to be the Landlord of this lease and to have assumed and undertaken to carry out all of the obligations hereof on the part of the Landlord to be performed, and the Tenant does hereby release the above-named Landlord from any claim or liability arising or accruing hereunder subsequent to such transfer of ownership or possession, for breach of the covenant of quiet enjoyment, or otherwise.

TENANT'S DEPOSIT

See Rider to Article TWENTY-EIGHTH attached hereto and made a part of this lease.

      TWENTY-EIGHTH: The Tenant has deposited with the Landlord the sum of TWENTY THOUSAND AND NO/100------------------------Dollars ($20,000.00----) to
secure the faithful performance by the Tenant of all the terms, conditions, covenants and agreements of this lease, and to make good to the Landlord any damage which it may sustain by reason of any act or omission of the Tenant. The Landlord shall segregate the said security deposit as a trust fund not to be mingled with other funds of the Landlord, and if, during the term of this lease, the Landlord shall sell, exchange or lease the entire building, subject to this lease, or, being the lessee thereof, shall assign its lease, the Landlord shall have the right to pay or transfer the said deposit to such grantee, lessee, or assignee, as the case may be, and, in such event, the Landlord shall be released from all responsibility and liability in connection therewith, and the Tenant will look solely to said grantee, lessee, or assignee for its return. If the aforesaid security deposit shall be deposited with a bank or trust company, savings bank or savings and loan association, the Landlord shall advise the Tenant of the name and address thereof. The Tenant shall not be entitled to the payment of any interest on the aforesaid security deposit unless earned and any interest earned upon such deposit less the amount equal to 1% of the deposit, to which the Landlord shall be entitled as administration expense shall be added to the amount of the deposit. The Tenant's interest in said deposit shall not be assigned or encumbered without the written consent of the Landlord, and within thirty (30) days after the expiration of the term, the amount of said deposit shall be repaid to the Tenant, less any proper charges against the same, as hereinabove or hereinafter provided. If the Tenant shall at any time be in default with respect to any payment of rent or of additional rent or of any other payment due from the Tenant to the Landlord under this lease, or if the Landlord shall be damaged by any act or omission of the Tenant the Landlord may, at its option, apply such portion of said deposit as may be adequate to cure such default or to make good such damage, including, but not by way of limitation, interest, costs, fees and other expenses, paid or incurred by the Landlord, and thereafter such portion so applied shall be free from any claim by the Tenant for its return. If the Landlord shall re-enter, pursuant to the provisions of this lease (other than in the event of insolvency in which event the provisions of Article Twenty-fourth of the lease shall apply, and shall re-let the premises for its own account, the entire said deposit shall immediately be and become the absolute property of the Landlord, as fixed, liquidated and agreed damages, and not as a penalty, it being impossible in such event to ascertain the exact amount of the damage which the Landlord may thus sustain, but unless the Landlord shall so re-let the premises for its own account, the Landlord shall continue to hold the said deposit, as security for the performance of the Tenant's obligations, until the date herein expressly fixed for the expiration of the term, and apply the same from time to time to the unpaid obligations of the Tenant, under the same terms and conditions as if the said lease were still in full force and effect. No termination of this lease or re-entry by the Landlord for default of the Tenant shall entitle the Tenant to the return of any part of said deposit, nor shall the retention of such deposit, after such re-entry, impair or otherwise affect the Tenant's liability to the Landlord during the balance of the term originally provided for. If, at any time, the said deposit shall be diminished, by reason of the Landlord's having applied any part thereof in accordance with the provisions of this paragraph, the Tenant shall pay over to the Landlord upon demand, the equivalent of such decrease, to be added to said deposit and to be held and applied in accordance with the provisions of this paragraph.

ELEVATORS, HEAT

See Article FORTIETH of Rider No. 2 attached hereto and made part of this lease.

      TWENTY-NINTH: (a) Except on Saturdays and Sundays, and on holidays recognized as legal holidays by State or Federal Government, the Landlord shall furnish, between the hours of eight a.m. and six p.m., elevator service with the elevators now in the building, and sufficient heat during the cold season to heat the premises. If the building is equipped with any automatic elevators then the Landlord shall have one such elevator in service and available for the Tenant's use at all other times. The Landlord may suspend such service, if it should become necessary or proper so to do, at any time. The Landlord shall restore such service within a reasonable time, making due allowance for labor troubles, acts of God, or any cause beyond the Landlord's control. Should the Tenant be in default in the payment of any rent hereunder, the Landlord may, upon not less than three days notice, and without diminution of the liability of the Tenant hereunder, and without constituting an eviction, constructive or otherwise, suspend or refuse the Tenant freight and passenger elevator service and should the Tenant, after notice, violate the provisions of Rule 14, the Landlord may, without any diminution of such liability or constituting such eviction, suspend or refuse the Tenant freight elevator service until the conditions in violation of Rule 14 have been fully remedied.

      (b) The Landlord shall be entitled to refuse to furnish passenger or freight elevator service in connection with any sale at auction of the Tenant's fixtures, machinery, stock in trade and other property or a sale in any other manner of all or substantially all of such property unless the Landlord shall have been given not less than two days' notice of the intention to hold the auction or other sale and unless the Landlord shall be given an undertaking by a person, firm or corporation of satisfactory financial resources wherein the Landlord shall be indemnified against (i) all expense incurred by the Landlord in connection with the removal by purchasers of any property sold to them at the auction or other sale, (ii) all expense for removal or storage of any property sold at the auction or other sale which is not removed by the purchaser within two days following the sale, and (iii) all expenses which the Landlord may incur for the removal of property not sold and waste and rubbish from the premises.

WATER AND SEWER RENTS

      THIRTIETH: (a) The Tenant shall pay for all hot and cold water used on the premises and the Tenant's proportionate share of the cost of such water used for lavatory purposes in any lavatories used by the Tenant in common with other tenants at the Landlord's standard rates. In the event that the Tenant shall use water for any industrial purpose or any purpose other than usual lavatory purposes, the Tenant shall, at its own expense, install a meter or meters for the measurement of the quantity of water thus consumed and keep the same in good working order. With respect to water used for lavatory purposes, whether on the premises or in lavatories used by the Tenant in common with other tenants, if the quantity of water so used is measured by a meter which measures the consumption of water by other tenants, the Tenant shall pay its proportionate share of all water so consumed. Such proportionate part shall be fixed in

                                                                  PLEASE INITIAL


                                      (11)
accord with the number of persons occupying the premises and the number of persons occupying all premises using water which is measured by such meter. In the event that there shall be a separate meter which measures the use of water by the Tenant for lavatory purposes, the Tenant will pay for the water so shown to have been used and the cost of maintenance of such meter. All payments for water shall be due when billed to the Tenant. In the event that the Tenant defaults in the payment for any water, the amount not paid shall forthwith be payable as additional rent and the Landlord may also, without incurring any liability or disability thereby or constituting a constructive eviction, discontinue the Tenant's supply of water. The Landlord is not under obligation to supply hot water and, if hot water is supplied, the Landlord may at any time without notice discontinue such supply without constituting an eviction or without incurring any liability or disability therefor.

      (b) The Tenant shall pay the New York City sewer rents apportioned to the Tenant's consumption of water at the premises. The apportionment of the sewer rent to the premises shall be made in accord with the measurement or apportionment of water consumed at the premises as in this lease hereinbefore PROVIDED. The sewer rents shall be billed with the water charges and the Landlord shall have the same remedies for the collection thereof provided in the case of charges for water.

SPRINKLER MAINTENANCE

      THIRTY-FIRST: The Tenant shall pay to the Landlord the Tenant's proportionate share of the cost of maintenance, operation and rental of the automatic fire alarm supervisory service and manual alarm and sprinkler system now installed in the building and the premises. The Tenant's proportionate share of such cost shall be the fraction of the annual expenditures of the Landlord for such purposes, of which the numerator is the area of the premises and the denominator is the rentable area of the entire building. The amount so payable by the Tenant shall be due when bills therefor are rendered by the Landlord to the Tenant, and in the event of default in the payment thereof, the Landlord may add the amount of any such bill to any succeeding installment of rent and the same shall be collectible as additional rent.

INSURANCE

      THIRTY-SECOND: The Tenant shall, during the demised term, provide and keep in force public liability insurance, written by insurance companies approved by the Landlord, covering the Tenant, which shall be in the limit of at least $500,000 for claims arising from injury to any one person and (subject to said limit for each individual) with a limit of at least $1,000,000 for total claims arising from any one casualty.

      The Tenant shall furnish the Landlord within five (5) days after the commencement of the term hereof, with a certificate of such insurance, which certificate shall provide, that in the event of any change or cancellation of the policy, advance notice thereof will be given to the Landlord. Upon failure at any time on the part of the Tenant to obtain or keep in force the insurance required by this paragraph, or to pay the premiums thereof, in addition to the rights and remedies provided in paragraph Twenty-fifth hereof, the Landlord shall be at liberty from time to time, and as often as such failure shall occur, to pay the premiums therefor and any and all sums so paid for insurance by the Landlord shall be and become, and are hereby declared to be, additional rent under this lease due and payable on the next rent day or any successive rent day.

DEFAULT UNDER OTHER LEASES

      THIRTY-THIRD: (a) If the Tenant, before the commencement of the term herein granted, shall default in any covenant of any other lease with the Landlord, then at the option of the Landlord this lease shall not go into effect and the Tenant shall have no right to possession of the premises; and the Tenant agrees to reimburse the Landlord upon demand for any expense or loss that may be suffered due to the Tenant's default.

      (b) In the event that during the term herein granted the Tenant shall default in the performance of the covenants of any other lease with the Landlord such default shall be deemed a default under the terms of this lease and the Landlord shall have all the remedies herein PROVIDED for in the event of a default under this lease.

WORK TO BE DONE BY LANDLORD

      THIRTY-FOURTH: If work of any nature is agreed herein to be done by the Landlord, the Tenant agrees that it may be done after the commencement of the term of this lease and that no rebate of rent or allowance will be granted therefor. The Landlord shall not be required to furnish any work or materials to the premises, except as expressly provided in the memorandum of repairs or decorations to be done by the Landlord attached to this lease. In case the Landlord is prevented from making any repairs, improvements, decorations or alterations, installing any fixtures or articles of equipment, furnishing any services or performing any other covenant herein contained to be performed on the Landlord's part, due to the Landlord's inability to obtain, or difficulty in obtaining, labor or materials necessary therefor, or due to any governmental rules and regulations relating to the priority of national defense requirements, or due to labor troubles, or due to any other cause beyond the Landlord's control, the Landlord shall not be liable to the Tenant for damages resulting therefrom, nor except as expressly otherwise provided in Article SEVENTEENTH hereof (in respect of damage to the premises due to fire), shall the Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in the Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the premises.

TRADING WITH THE ENEMY

      THIRTY-FIFTH: The Tenant represents and warrants that the Tenant is not disqualified under the Trading with the Enemy Act or any other similar legislation or under the rules and regulations of any governmental department or authority, from acquiring, owning and holding any interest in real property. The breach by the Tenant of this condition shall be deemed a default within the meaning of Article TWENTY-FIFTH of this lease.

MARGINAL NOTES

      THIRTY-SIXTH: The marginal headings or titles of the various Articles or paragraphs of this lease are for reference and index purposes only, and none of them shall be taken into consideration or given any effect whatever in determining the meaning or scope of the provisions to which any of them apply. The use of any pronoun referring to either of the parties to this lease shall be construed to include any or no gender and any number.

                                                                  PLEASE INITIAL

Rider to Article TWENTY-EIGHTH

      The Landlord agrees that, provided that the Tenant has not defaulted in the payment of the fixed rent, additional rent or any other amount due under this lease beyond the expiration of any applicable grace or cure period, then
(i) October 1, 1998 the amount of the security deposit shall be reduced to $15,000.00 and (ii) on October 1, 1999 the amount of the security deposit shall be reduced to $8,500.00.

      (b) In lieu of delivering cash as all or any portion of the Deposit or in exchange for all or any portion of cash previously delivered, the Tenant may deliver to Landlord an unconditional, irrevocable letter of credit (such letter of credit, or any extension or replacement thereof, being hereinafter referred to as the "Letter of Credit") issued by a New York Clearing House bank, in substance reasonably satisfactory to the Landlord, which Letter of Credit is to be held by Landlord in accordance with the terms described in paragraph (a) above. In the event that the Landlord receives notice from the Bank or Tenant that the Letter of Credit is not being renewed or in the event that Tenant has not delivered a replacement Deposit or a similar Letter of Credit to Landlord by thirty (30) days before the expiration of the Letter of Credit, then Landlord shall be entitled to present the Letter of Credit for immediate payment of the then-potential amount available pursuant to the Letter of Credit, and such amount of the Letter of Credit shall become the Deposit hereunder and shall be held, applied and returned by Landlord in accordance with the terms PROVIDED by the lease for the holding, application and return of the Deposit. If the Letter of Credit is not being renewed but Tenant does deliver a replacement Deposit or a similar Letter of Credit by thirty (30) days before expiration of the Letter of Credit, then Landlord shall not thereafter be entitled to present the expiring Letter of Credit for payment of any amounts.

      (c) At Tenant's request, any cash or cash equivalent held by Landlord as part of the security deposit, which is in excess of that required to be held by Landlord pursuant to paragraph (a) which has not been or is not in the process of being applied pursuant to the provisions of paragraph (a) of this Article, shall be returned to Tenant within ten (10) days following the applicable date indicated above. If Landlord is holding a Letter of Credit as part of the security deposit and provided Landlord has not presented for payment such Letter of Credit, upon delivery of a substitute Letter of Credit in the appropriate amount and which otherwise satisfies the requirements of paragraph (b) of this Article, the Landlord shall deliver to Tenant the Letter of Credit being replaced.

                                                                  PLEASE INITIAL



                                     (11a)

Rider No. 1 attached to, and made part of, Lease dated the 24th day of October, 1996, between THE RECTOR, CHURCH-WARDENS AND VESTRYMEN OF TRINITY CHURCH IN THE CITY OF NEW-YORK, as Landlord, and AMERICAN DIALOGUE, INC. as Tenant.

--------------------------------------------------------------------------------

CPI ESCALATION

      THIRTY-SEVENTH: (a) Real Estate Tax and CPI Escalation. In order (i) to adjust, during the term of this lease, for increases in the expenses of the Landlord for Real Estate Taxes, the Tenant shall pay to the Landlord, as additional rent, the Tenant's Proportionate Share of any increases in such Real Estate Taxes, and (ii) to adjust for increases in other operating expenses of the Landlord, the Tenant shall pay to the Landlord, as additional rent, the CPI Adjustments for Increases in Other Operating Expenses, namely the amount by which the Base Rent Allocated to Other Operating Expenses is increased by application to the Base Rent Allocated to Other Operating Expenses of increases in the Index over the Base Index, all as computed as set forth below in this Article. The Landlord may, at any time during the term of this lease, elect to discontinue the Tenant's payment of additional rent representing CPI Adjustments for Increases in Other Operating Expenses as set forth in clause (ii) of subparagraph (a) above in order to adjust for increases in other operating expenses of the Landlord, and may elect to substitute therefor additional rent representing Increases in Operating Expenses, all as set forth in, and in accordance with the provisions of, Article THIRTY-EIGHTH. Capitalized words or expressions used above are defined in subparagraph (b) below.

      (b) Definitions. As used in this Article the following capitalized words or expressions shall have the meanings ascribed to them below:

      1. "Real Estate Taxes" shall mean and include the expenditures of the Landlord for taxes or assessments payable by the Landlord upon or with respect to the building and the land upon which it is located, imposed by Federal, State or local government (plus all expenditures for fees and expenses incurred in the course of obtaining a reduction in any tentative assessed valuation), and all taxes imposed by any such authority relating to the maintenance and operation of the building, but shall not include income, franchise, inheritance or capital stock taxes.

                                                                  PLEASE INITIAL

      2. "Base Rent Allocated to Other Operating Expenses" shall mean an amount equal to 85% of the fixed annual rent prescribed on page 1 of this lease, as such rent may be payable from time to time.

      3. "Increase in Real Estate Taxes" shall mean the amount by which Real Estate Taxes in any Subsequent Year, exceed Real Estate Taxes for the Base Year.

      4. "CPI Adjustment for Increases in Other Operating Expenses" shall mean the amount obtained by multiplying the Base Rent Allocated to Other Operating Expenses by the percentage by which the Index, as last published on the date next prior to the Computation Date and the Index as last published on the date next prior to each anniversary date of the Computation Date, shall exceed the Base Index.

      5. "Index" shall mean the "Consumer Price Index for All Urban Consumers" "(1982/84 = 100)" specified for "All Items," relating to New York City and published by the Bureau of Labor Statistics of the United States Department of Labor. In the event the Index shall hereafter be converted to a different standard reference base or otherwise revised, the determination of the CPI Adjustment for Increases in Other Operating Expenses shall be made on the basis of such conversion factor, formula or table for converting the Index as may be published by the Bureau of Labor Statistics, or, if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice-Hall, Inc., or, failing such publication, by any other nationally recognized publisher of similar statistical information. In the event either Index shall cease to be published, then, for the purposes of this Article, there shall be substituted for the Index such other index as Landlord and Tenant shall agree upon, and, if they are unable within ninety (90) days after the Index ceases to be published, such matter shall be determined in New York City by arbitration in accordance with the Rules of the American Arbitration Association.

      6. "Base Index" shall mean the Index as last published prior to October 1, 1996

      7. "CPI Comparative Statement" shall mean a statement, in writing, signed by the Landlord, or, on its behalf, by an officer of any corporation acting as its managing agent, showing (i) a comparison of (a) Real Estate Taxes for the Base Year with (b) Projected Real Estate Taxes for a Subsequent Year (which shall be the same calendar year as the year of the Computation Date used in such CPI Comparative Statement), (ii) the Base Rent Allocated to Other Operating Expenses and the CPI Adjustment for Increases in Other Operating Expenses for such Subsequent Year, and (iii) if the Tenant paid additional rent pursuant to this Article with respect to the immediate preceding Subsequent Year, any adjustment necessitated by a variance between the Projected Real Estate Taxes for such Subsequent Year (as shown in the last previous CPI Comparative Statement) and the actual Real Estate Taxes for such Subsequent Year (as shown in the current CPI Comparative Statement).

      8 "Base Year" shall mean the Real Estate Tax Year commencing July 1, 1996 and ending June 30, 1997.

      9. "Subsequent Year" shall mean any calendar year following the Base Year, falling wholly or partly within the term of the Tenant under this lease and the calendar year following the year in which the term of this lease terminates.

                                                                  PLEASE INITIAL


                                       (1)

                                      (2)


                                                                       Escalator
                                                                        77-B/82

      10. "Computation Date" shall mean the first day of October, 1997, and, in Subsequent Years, its anniversary date.

      11. "Projected Real Estate Taxes" shall mean the Landlord's estimate (which in any event must be reasonable in the light of past experience) of Real Estate Taxes for a particular Subsequent Year.

      12. "Tenant's Proportionate Share" shall mean a fraction, of which the numerator shall be the number of Rentable Square Feet of Area of the premises occupied by the Tenant and the denominator shall be 90% of the total number of Rentable Square Feet of Area in the entire building.

      13. "Rentable Square Feet of Area" shall mean, as to basement and ground floor space, the number of net square feet of the area thereof and, as to all floors above the ground floor, shall mean the number of gross square feet of the area thereof.

      The terms "Increases in Other Operating Expenses" and "Operating Expense Comparative Statement" shall have the meanings assigned to such terms in paragraph (b) of Article THIRTY-EIGHTH.

      (c) Statements for the Tenant. On or before November 1, 1997, and on or before that day in each Subsequent Year, the Landlord will furnish a CPI Comparative Statement to the Tenant. The failure of the Landlord to furnish a CPI Comparative Statement shall be without prejudice to the right of the Landlord to furnish a CPI Comparative Statement at any time in the future.

      Every CPI Comparative Statement furnished by the Landlord pursuant to this Article shall be conclusive and binding upon the Tenant unless (i) within ten (10) days after the receipt of such CPI Comparative Statement Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which the CPI Comparative Statement is claimed to be incorrect, and (ii) if such dispute shall not have been settled by agreement, the dispute shall have been submitted to arbitration within ninety days after receipt of the CPI Comparative Statement. Pending the determination of such dispute by agreement of arbitration as aforesaid, Tenant shall pay additional rent in accordance with the CPI Comparative Statement and such payment shall be without prejudice to Tenant's position and to the Tenant's rights to a refund of any overpayment. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant the amount of Tenant's overpayment of additional rent resulting from compliance with the CPI Comparative Statement.

                                                                  PLEASE INITIAL

      (d) Computation of Increase in Rent Payable by the Tenant. When the Landlord shall furnish the Tenant with any CPI Comparative Statement in accordance with this Article which shall show an Increase in Projected Real Estate Taxes or a CPI Adjustment for Increases in Other Operating Expenses, then the rent payable under the lease shall be increased by the Tenant's Proportionate Share of the increase in Projected Real Estate Taxes and by the CPI Adjustment for Increases in Other Operating Expenses which shall be payable (with payment on account of such increases) as follows: (1) on the first day for the payment of rent under this lease following the receipt of a CPI Comparative Statement, the Tenant shall pay to the Landlord a sum equal to one-twelfth of the Tenant's Proportionate Share of the increase in Projected Real Estate Taxes plus one-twelfth of the CPI Adjustment for Increases in Other Operating Expenses (plus or minus, as the case may be, any adjustment necessitated by a variance between (x) the Projected Real Estate Taxes for the calendar year prior to the year of the Computation Date used in such CPI Comparative Statement and (y) the actual Real Estate Taxes for such calendar year) and (2) thereafter, until a different CPI Comparative Statement or Operating Expense Comparative Statement shall be submitted, the monthly installments of rent payable under this lease shall continue to be increased by such amount.

      With respect to any CPI Comparative Statement furnished to the Tenant in the Subsequent Year following the year in which the term of this lease terminates, if such CPI Comparative Statement shall indicate an adjustment necessitated by a variance between (x) the Projected Real Estate Taxes for the calendar year prior to the year of the Computation Date used in such CPI Comparative Statement (i.e., the last calendar year of the lease term) and (y) the actual Real Estate Taxes for such calendar year, then the Tenant shall promptly pay to the Landlord, or the Landlord promptly shall pay to the Tenant, as the case may be, the amount of any such adjustment as indicated in such CPI Comparative Statement.

      (e) Inspection of Books. The Tenant or its authorized representative shall have a right to examine the books of the Landlord showing the Real Estate Taxes with respect to the building during regular business hours for the purpose of verifying the information set forth in any CPI Comparative Statement relating to any Increase in Real Estate Taxes shown in such CPI Comparative Statement; PROVIDED that a written request for such inspection is made by the Tenant within ten days of the receipt of any such CPI Comparative Statement.

      (f) Decreases in Real Estate Taxes or Index. In no event shall any decrease in the Real Estate Taxes or the Index in any way reduce the fixed rent or additional rent payable by the Tenant under this lease, except to the extent to which any such decrease shall result in a decrease in the additional rent payable pursuant to this Article; PROVIDED HOWEVER that no decrease in Real Estate Taxes shall in any way reduce any additional rent payable on account of any CPI Adjustment for Increases in Other Operating Expenses, and that no decrease in the amount of the CPI Adjustment for Increases in Other Operating Expenses shall in any way reduce any additional rent payable on account of any Increase in Real Estate Taxes.

                                                                  PLEASE INITIAL

INCREASES IN EXPENSES

      THIRTY-EIGHTH: (a) Landlord's Election to Substitute Operating Expense Escalation. In order to adjust for increases in certain expenses of the Landlord, clause (ii) of subparagraph (a) of Article THIRTY-SEVENTH provides that the Tenant will pay the Landlord as additional rent, the CPI Adjustment for Increases in Other Operating Expenses. The Landlord may, at any time during the term of this lease, elect to discontinue, prospectively, the payment of the CPI Adjustment for Increases in Other Operating Expenses, and may elect to substitute therefor additional rent representing Increases in Operating Expenses as set forth below. The Landlord shall give the Tenant notice of such election by delivering to the Tenant prior to June 1st in any year an Operating Expense Comparative Statement, together with a Landlord's Notice, and, such election shall be effective commencing with the first day of the next calendar month and shall remain effective for the balance of the term of this lease.

      Capitalized words or expressions are used as defined in subparagraph (b) below.

      (b) Definitions. As used in this Article the following capitalized words or expressions shall have the meanings ascribed to them below:

      1. "Operating Expense Comparative Statement" shall mean a statement, in writing signed by the Landlord or, on its behalf by an officer of any corporation acting as its managing agent, showing (i) a comparison of (a) Real Estate Taxes for the Base Year with (b) Projected Real Estate Taxes for the then current Subsequent Year, (ii) the Base Rent Allocated to Other Operating Expenses and the Final CPI Adjustment Amount, (iii) a comparison of (x) the Operating Expenses for the OE Base Year with the Projected Operating Expenses for the then current Subsequent Year, and (iv) if the Tenant paid additional rent pursuant to this Article with respect to the immediately preceding Subsequent Year, any adjustment necessitated by a variance between Projected Real Estate Taxes for such immediately preceding Subsequent Year (as shown in the last Operating Expense Comparative Statement) and the Actual Real Estate Taxes for such immediately preceding Subsequent Year (as shown in the current Operating Expense Comparative Statement) or by a variance between the Projected Operating Expenses for such immediately preceding Subsequent Year (as shown in the last Operating Expense Comparative Statement) and the actual Operating Expenses for such immediately preceding Subsequent Year (as shown in the current Operating Expense Comparative Statement).

      2. "Landlord's Notice" shall mean a notice, to be delivered with the first Operating Expense Comparative Statement, in which the Landlord confirms that it has elected to discontinue, prospectively, the Tenant's payment of additional rent representing CPI Adjustments for Increases in Other Operating Expenses as contemplated by clause (ii) of subparagraph (a) of Article THIRTY-SEVENTH and to adjust in the future for increases in other operating expenses of the Landlord by requiring the Tenant to pay as additional rent an amount equal to Increases in Operating Expenses as set forth in this Article THIRTY-EIGHTH.

                                                                  PLEASE INITIAL

      3. "Projected Operating Expenses" shall mean the Landlord's estimate (which in any event must be reasonable in the light of past experience) of Operating Expenses for a particular Subsequent Year.

      4. "OE Base Year" shall mean the calendar year preceding the calendar year of the Computation Date used in the Operating Expense Comparative Statement accompanied by the Landlord's Notice.

      5. "Final CPI Adjustment Amount" shall mean the amount obtained by multiplying the Base Rent allocated to Other Operating Expenses by the percentage by which the Index, as last published immediately prior to December 31st in the calendar year which is the OE Base Year exceeds the Base Index.

      6. "Operating Expenses" shall mean with respect to any particular calendar year all costs and expenses paid or incurred in such calendar year by Landlord or on Landlord's behalf in respect of the repair, maintenance and/or operation of the land and/or the building and the curbs, sidewalks, plazas and other appurtenances adjoining the same, including, without limitation, the following:

      (a) Wages, salaries, fees and other compensation and payments and payroll taxes and contributions to any social security, unemployment insurance, welfare, pension or similar fund and payments for other fringe benefits (including premiums on health, accident and group life insurance for employees) made to or on behalf of all employees of Landlord performing services rendered in connection with the operation and maintenance of the building;

      (b) payroll taxes, workers' compensation, uniforms and related expenses for employees;

      (c) the cost of painting and the cost of interior and exterior landscape maintenance;

      (d) premiums and other charges for rent, casualty, boiler, sprinkler, plate-glass, liability, fidelity and any other insurance Landlord maintains;

      (e) the cost of all supplies (including, without limitation, cleaning supplies), hand tools and other materials used in the repair, maintenance and/or operation of the building, and sales and other taxes thereon;

      (f) the depreciation for, or the cost of the rental (including all applicable sales taxes) of, all movable equipment used in the repair, maintenance and/or operation of the building;

                                                                  PLEASE INITIAL


                                       (3)

                                       (4)


                                                                       Escalator
                                                                         77-B/82

      (g) the cost of, or the cost of the rental of, together with the cost of the installation of, any building security or other system used in connection with life or property protection, installed after the OE Base Year (including the cost of and/or the cost of the rental of all machinery, electronic systems and other equipment comprising any part thereof), as well as the cost of the operation and repair of any such system in operation during the OE Base Year;

      (h) the cost of all charges for window and other cleaning, janitorial and other services;

      (i) charges of independent contractors;

      (j) whether or not capitalized under generally accepted accounting principles, cost of repairs, and costs of replacements made in connection with repairs, of cables, fans, pumps, boilers, cooling equipment, wiring and electrical fixtures and metering, control and distribution equipment, component parts of the HVAC, electrical, plumbing, elevator and any life and/or property protection (including, without limitation, sprinkler) systems, window washing equipment and snow removal equipment;

      (k) the cost of steam or any other fuel used in connection with the operation and maintenance of the building;

      (l) the cost of electricity used in connection with the operation and maintenance of the building (excluding electricity consumed directly by tenants);

      (m) whether or not capitalized under generally accepted accounting principles, costs for alterations and improvements to the building made after the OE Base Year by reason of the laws and requirements of any public authorities or the requirements of insurance bodies or Landlord's insurer which costs shall be amortized over five years;

      (n) management fees or, if no managing agent is employed by Landlord, a sum in lieu thereof which is not in excess of the then prevailing rates for management fees of first class office buildings in New York County;

                                                                  PLEASE INITIAL

      (o) whether or not capitalized under generally accepted accounting principles, costs of improvements, equipment or machinery installed for the purpose of reducing energy consumption or reducing other Operating Expenses, which costs shall be amortized over five years;

      (p) reasonable legal, accounting and other professional fees incurred in connection with the operation, maintenance and/or management of the building;

      (q) all other charges properly allocable to the repair, operation and/or maintenance of the building in accordance with real estate accounting practices customarily used in New York City.

Notwithstanding the foregoing, Operating Costs shall not include expenditures for any of the following: (1) depreciation (except as PROVIDED above), (2) interest on and amortization of mortgages, (except as otherwise PROVIDED above),
(3) leasehold improvements made for tenants of the building, (4) brokerage commissions, (5) refinancing costs, (6) the cost of any electricity furnished to tenants, (7) the cost of capital improvements (other than such capital improvements as are included above). The cost of any Operating Expense which was included in the OE Base Year and which is no longer being incurred by Landlord by reason of the installation of labor saving devices or other capital improvements or expenditures the cost of which was paid by other than Tenant shall be deleted from OE Base Year Operating Expenses in calculating any Increase in Operating Expenses in any Subsequent Year.

      All of the capitalized words or expressions not otherwise defined herein shall have the meanings ascribed to them in paragraph (b) of Article THIRTY-SEVENTH.

      (c) Statements for the Tenant. Prior to June 1st in each Subsequent Year after delivery of the Landlord's Notice, and on or before that day in each Subsequent Year, the Landlord will furnish an Operating Expense Comparative Statement to the Tenant. The failure of the Landlord to furnish an Operating Expense Comparative Statement shall be without prejudice to the right of the Landlord to furnish an Operating Expense Comparative Statement at any time in the future.

      Every Operating Expense Comparative Statement furnished by the Landlord pursuant to this Article shall be conclusive and binding upon Tenant unless (i) within ten days after the receipt of such Operating Expense Comparative Statement Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which such Operating Expense Comparative Statement is claimed to be incorrect, and (ii) if such dispute shall not have been settled by agreement, the dispute shall have been submitted to arbitration within ninety days after receipt of such Operating Expense Comparative Statement. Pending the determination of such dispute by agreement of arbitration as aforesaid, Tenant shall pay additional rent in accordance with such Operating Expense Comparative Statement and such payment shall be without prejudice to Tenant's position and to the Tenant's rights to a refund of any overpayment. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant the amount of Tenant's overpayment of additional rent resulting from compliance with such Operating Expense Comparative Statement.

                                                                  PLEASE INITIAL

                                                                       Escalator
                                                                        77-B/82

      (d) Computation of Increases in Rent Payable by Tenant. When the Landlord shall furnish the Tenant with any Operating Expense Comparative Statement in accordance with this Article which shall show either (i) an Increase in Projected Real Estate Taxes, (ii) a Final CPI Adjustment Amount or (iii) an increase in Projected Operating Expenses, then the rent payable under the lease shall be increased by the Tenant's Proportionate Share of the increase in the Projected Real Estate Taxes, the Final CPI Adjustment Amount, and the Tenant's Proportionate Share of the increase in Projected Operating Expenses, which shall be payable (with payment on account of such increases) as follows: (1) on the first day for the payment of rent under this lease following the receipt of the Operating Expense Comparative Statement, the Tenant shall pay to the Landlord the sum equal to the aggregate of one-twelfth of the Tenant's Proportionate Share of the increase in Projected Real Estate Taxes, plus one-twelfth of the Final CPI Adjustment Amount, plus one-twelfth of the Tenant's Proportionate Share of the increase in Projected Operating Expenses (plus or minus, as the case may be), any adjustment necessitated by a variance between (x) the Projected Real Estate Taxes for such immediately preceding Subsequent Year and
(y) the actual Real Estate Taxes for such immediately preceding Subsequent Year or by a variance between the (aa) Projected Operating Expenses for such Subsequent Year and (bb) the actual Operating Expenses for such Subsequent Year, and (2) thereafter, until a different Operating Expense Comparative Statement shall be submitted as above PROVIDED, the monthly installments of rent payable under this lease shall be continued to be increased by such amount.

      With respect to the Operating Expense Comparative Statement furnished to the Tenant in the Subsequent Year following the year in which the term of this lease terminates, if such Operating Expense Comparative Statement shall indicate an adjustment necessitated by a variance of the type referred to in clauses (x) and (y) or clauses (aa) and (bb) in the immediately preceding paragraph, then the Tenant shall promptly pay to the Landlord, or the Landlord promptly shall pay to the Tenant, as the case may be, the amount of any such adjustment as indicated in such Operating Expense Comparative Statement.

      (e) Inspection of Books. The Tenant or its authorized representative shall have a right to examine the books of the Landlord showing the Real Estate Taxes and Operating Expenses with respect to the building during regular business hours for the purpose of verifying the information set forth in any Operating Expense Comparative Statement relating to any Increase in Real Estate Taxes or Operating Expenses shown in such Operating Expense Comparative Statement; PROVIDED that a written request for such inspection is made by the Tenant within ten days of the receipt of any such Operating Expense Comparative Statement.

      (f) Decreases in Real Estate Taxes, Index or Operating Expenses. In no event shall any decrease in the Real Estate Taxes or any decrease in the Index or the Operating Expenses in any way reduce the fixed rent or additional rent payable by the Tenant under this lease, except to the extent to which any such decrease shall result in a decrease in the additional rent payable pursuant to this Article; PROVIDED however that a decrease in Real Estate Taxes shall not in any way reduce any additional rent payable on account of the Final CPI Adjustment Amount or any Increase in Operating Expenses, and that a decrease in the Index shall not in any way affect any amount, including without limitation the CPI Final Adjustment Amount, and that a decrease in the amount of the Operating Expenses shall not in any way reduce any additional rent payable on account of any Increase in Real Estate Taxes or the Final CPI Adjustment Amount.

                                                                  PLEASE INITIAL

                                  RIDER NO. 2

attached to and made part of Lease, dated October 24, 1996 between THE RECTOR, CHURCH-WARDENS AND VESTRYMEN OF TRINITY CHURCH IN THE CITY OF NEW YORK, as Landlord, and AMERICAN DIALOGUE, INC., as Tenant.

EIGHTEENTH (re-written): (a) The use to be made of the premises by the Tenant and the identity of the Tenant being among the inducements to the making of this lease by the Landlord, the Tenant shall not, except in accordance with the terms of this Article, (i) use or permit the premises or any part thereof to be used for any purposes other than those specified in the lease, (ii) sublet or underlet the premises or any part thereof, (iii) permit the premises or any part thereof to be occupied by anyone other than the Tenant or its officers or employees, (iv) mortgage or encumber this lease or any interest therein, (v) assign or transfer, by operation of law or otherwise, this lease or any interest therein.

      (b) The Tenant shall not, without having first obtained the Landlord's prior written consent thereto, (i) use or permit the premises or any part thereof to be used for any purposes other than those specified in the lease, or
(ii) mortgage or encumber this lease or any interest therein.

                                                                  PLEASE INITIAL

      (c) The Tenant shall not, except in accordance with the provisions of paragraphs (d) through (1) of this Article, (i) assign or transfer, by operation of law or otherwise, this lease or any part therein, (ii) sublet or underlet the premises or any part thereof, or (iii) permit the premises or any part thereof to be occupied by anyone other than the Tenant or its officers or employees.

      (d) If the Tenant shall desire to assign this lease or to sublet the whole or any part of the premises or to permit the premises to be occupied by any person other than the Tenant, the Tenant will notify the Landlord as to (i) the action which the Tenant proposes; (ii) the portion of the premises with respect to which the Tenant proposes to take such action (the "Affected Premises");
(iii) the name and business address of the proposed assignee, sublessee or occupant (the "Proposed Undertenant"); (iv) the name and residence address of the officers and principal stockholders of the Proposed Undertenant, if a corporation is involved, or the names and residence addresses of the partners thereof if a partnership or joint venture is involved; (v) the information, in reasonable detail, as to the Proposed Undertenant which is required to permit the Landlord to make the determinations described in paragraph (h) below; (vi) the terms upon which the Tenant proposes to assign this lease or sublet the premises or permit the premises to be occupied by the Proposed Undertenant (including the terms under which any additions, alterations or decorations are to be made to the Affected Premises and the terms on which the Proposed Undertenant is to buy or lease any fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property from the Tenant); and (vii) the name and address of any real estate broker or other person to whom a commission may be owed by any person in connection with such assignment, subleasing or occupation. (The Tenant's notice of desire to assign, sublease or permit occupancy of the Affected Premises by others, with the information prescribed above is hereafter referred to as a "Tenant's Subleasing Notice").

      (e) By written notice executed by the Landlord and delivered to the Tenant within thirty (30) days following receipt of the Tenant's Subleasing Notice (for the purposes hereof such notice shall not be deemed to have been received by the Landlord until all of the information required by paragraph (d) above shall have been furnished to the Landlord), the Landlord shall have the absolute right to select one of the alternatives set forth in paragraphs (f), (g) or (h) below.

                                                                  PLEASE INITIAL

      (f) In the event of a proposed assignment of this lease or the subleasing or occupation of the entire premises subject to this lease for the then remaining balance of the term of this lease, (i) the Landlord may elect to require the Tenant to surrender the premises to the Landlord and terminate this lease with respect to the premises on the last day of the second complete calendar month following the Tenant's Subleasing Notice and comply with the provisions of this lease respecting surrender at the end of the term not later than such date or (ii) the Landlord may give its consent to any such assignment, sublease or occupation. Any subletting or occupancy by a third party as a consequence of which 25% or less in an area of the Premises shall remain in occupancy by the Tenant herein named may, at the Landlord's option, be considered a subleasing of the whole of the Premises.

      (g) In the event of a proposed subleasing or occupation of less than the entire premises subject to this lease or the entire premises for less than the then remaining balance of the term of this lease, (i) the Landlord may elect to require the Tenant to surrender to the Landlord and vacate the Affected Premises not later than the date upon which the proposed subleasing or occupation is proposed to commence and comply on such date with the provisions of this lease as to surrender at the expiration of the term with respect to the Affected Premises, and the Tenant shall, at its expense, erect the partitioning required to separate the Affected Premises from the remainder of the premises, create any doors required to provide an independent means of access to the Affected Premises from elevators and



                                      (2)
lavatories and to segregate the wiring and meters and electric current facilities, so that the Affected Premises may be used as a unit for commercial purposes, separate from the remainder of the premises remaining in occupation of the Tenant; in which event the rent and all additional rent payable under this lease shall be reduced proportionately with the diminution in the area of the premises upon surrender of the Affected Premises; or (ii) the Landlord may give its consent to any such sublease or occupation.

      (h) In the case of an assignment, the Landlord shall be under no obligation to consent thereto or to select one of the alternatives set forth in paragraph (f) above, unless the Landlord's investigation of the financial standing of the proposed assignee discloses that there is no reason to doubt the financial ability of the assignee to carry out its obligations under this lease for the balance of the term and the Landlord's investigation of the manner in which the proposed assignee conducts its business indicates that the assignee will conduct its business in the premises in conformity with the requirements of this lease or that there will be no interference with the orderly conduct of their business and the enjoyment of their premises by other tenants in the building. In the case of a sublease or occupation, the Landlord shall be under no obligation to consent thereto or select one of the alternatives set forth in paragraph (f) or (g) above, as the case may be, unless the Landlord's investigation of the nature of the business of the proposed sublessee or occupant or the manner in which the proposed sublessee or occupant will conduct such business indicates that there is no reason to doubt that such business will be conducted in conformity with the requirements of this lease and that the use of the premises by the proposed sublessee or occupant will not result in damage to or deterioration of the premises or the building, or interfere with the orderly conduct of their businesses and the enjoyment of their premises by other tenants in the building. The Landlord shall be under no obligation to consent to any assignment of this lease or any subletting or occupation of the premises to or by any person other than the Tenant unless the criteria set forth in this paragraph are satisfied.

                                                                  PLEASE INITIAL

      (i) If the Landlord's Subleasing Notice shall be to the effect that the Landlord elects that the Affected Premises be surrendered, then the Affected Premises shall be surrendered in accordance with clause (i) of paragraph (f) or
(g) above, as the case may be, and any work required to be done to separate the Affected Premises from the remainder shall be commenced promptly following the Tenant's receipt of the Landlord's Subleasing Notice and carried on with diligence and conformity.



                                      (3)

      (j) No consent given by the Landlord shall be deemed to permit any act except the act to which it specifically refers, or to render unnecessary any subsequent consent, and any assignment or subletting of the premises shall not relieve the Tenant or any mesne assignee from any obligations, duty or covenant under this lease, and in all cases a violation of any of the covenants or duties or obligations under this lease by a subtenant or assignee shall, in addition, be deemed to be the act of the Tenant herein. No assignment, transfer, mortgage, encumbrance, subletting or arrangement in respect of the occupancy of the premises shall create any right in the assignee, transferee, mortgagee, subtenant or occupant, unless the consent of the Landlord shall first have been obtained, and unless, if an assignment is involved, the transferee or assignee shall have delivered an agreement duly executed by the assignee or transferee wherein the assignee or transferee assumes and agrees to pay or otherwise keep and perform the obligations of the Tenant in this lease or, if a sublease is involved wherein the sublessee agrees that any act or omission by the sublessee which, if performed or omitted by the Tenant under this lease would be a default thereunder shall also be a default under the provisions of the sublease. Any assignee by accepting an assignment shall nevertheless be conclusively deemed to have assumed this lease and all obligations already accrued or to accrue thereunder and further to have agreed to fully and duly perform all the Tenant's covenants herein contained. If the Tenant shall, at any time, be in default in the payment of rent, the Landlord shall have the right to collect rent from any assignee, undertenant or occupant, and credit the same to the account of the Tenant, and no such collection shall constitute a waiver of the foregoing covenant or the acceptance of anyone other than the Tenant, as Tenant or shall otherwise release, impair or otherwise affect any obligation of the Tenant under this lease. Immediately following the execution and delivery of any assignment of this lease or any subleasing of the premises or an agreement as to the occupancy thereof, the Tenant will furnish a duplicate of the instrument in question to the Landlord.

                                                                  PLEASE INITIAL

      (k) Subject to paragraphs (j) and (l) of this Article and to continued compliance with Article FIRST of this lease, the Tenant is authorized to sublease portions of the premises to a subsidiary corporation or corporations or to a corporation affiliated with the Tenant, without compliance with the provisions of paragraph (c) through (g) of this Article. A subsidiary corporation shall mean and include a corporation of which the Tenant owns and holds at least a majority of each class of stock which is authorized to vote at the time when the sublease is executed. An affiliated corporation shall mean and include a corporation which is owned and

                                                                  PLEASE INITIAL


                                      (4)
controlled by the corporation which owns and controls the Tenant by ownership of at least a majority of each such class of stock. Before making any sublease to any such subsidiary or affiliated corporation, the Tenant shall certify to the Landlord the manner in which such subsidiary or affiliated corporation is related to and controlled by the Tenant and the purposes for which the subleased premises will be used. If the Tenant is a corporation or partnership, the transfer of a controlling interest in such entity shall be deemed an assignment.

      (l) Anything herein to the contrary notwithstanding, the Tenant may not assign this lease or sublet or permit the occupancy by any other party of all or any part of the demised premises at any time when the Tenant has not paid any rent and additional rent when it is payable or at any time prior to the expiration of the first twelve months following the commencement of the term of this lease. The Tenant shall furnish the Landlord with a counterpart (which may be a conformed or reproduced copy) of each sublease, assignment or agreement of occupancy made hereunder within ten days after the date of its execution. Tenant shall remain fully liable for the performance of all of Tenant's obligations hereunder notwithstanding anything provided for herein, and without limiting the generality of the foregoing, shall remain fully responsible and liable to Landlord for all acts and omissions of any subtenant, assignee or occupant or anyone claiming under or through any such person which shall be in violation of any of the obligations of this lease and any such violation shall be deemed to be a violation by Tenant. Tenant shall pay Landlord on demand any expense which Landlord may reasonably be required to incur in acting upon any request for consent pursuant to this Article.

                                                                  PLEASE INITIAL

      (m) Notwithstanding anything else in this Article, the Landlord shall have the right to condition its consent to any proposed sublease of all or a portion of the premises on the following:

      (i) The Tenant shall not be in default in the payment of rent or the performance of any other of its obligations under this lease.

      (ii) The Tenant shall have delivered to the Landlord a Tenant's Subleasing Notice as required by Subparagraph (d) above.

      (iii) The Tenant shall have complied with the provisions of paragraphs (j) and (l) of this Article.

      (iv) The Tenant shall grant the Landlord a security interest in the sublease and the rents payable thereunder and shall take all necessary steps required to perfect such security interest.



                                      (5)

      (v) The sublease shall include a provision to the effect that if the Landlord shall notify the sublessee that the Tenant is in default in the payment of rent or the performance of its other obligations under this lease the sublessee shall, if so requested by the Landlord pay all rent and other amounts due under the sublease directly to the Landlord.

      (n) At the request of the Landlord, the Tenant will furnish to the Landlord, within ten days of receipt of a request therefor, a certificate executed in the name and on behalf of the Tenant, confirming that, except as previously consented to in writing by the Landlord or as otherwise specifically set forth in such certificate, the Tenant has not (i) used or permitted the premises or any part thereof to be used for any purposes other than those specified in this lease, (ii) mortgaged or encumbered this lease or any interest therein, (iii) assigned or transferred, by operation of law or otherwise, this lease or any interest therein, (iv) sublet or underlet the premises or any part thereof, or (v) permitted the premises or any part thereof to be occupied by anyone other than the Tenant or its officers or employees. With respect to any exception to clauses (i) through (v) above which the Landlord has not previously consented to in writing, the Landlord in its sole discretion, may either consent thereto (which consent may be subject to any conditions specified by the Landlord) or exercise the rights and remedies available to the Landlord under the terms of this lease.

THIRTY-NINTH: If the Landlord has instituted, or shall institute, a security guard program at the building under contract with a recognized security guard or patrol agency which shall supply guards for lobby, hall, loading bank and other patrol services at the building on a contract basis, the Tenant will, within ten days following receipt of a statement from the Landlord of the Landlord's expenditures for the security guard services, pay to the Landlord the Tenant's proportionate share of 121% of the Landlord's expenditures for the security guard services for the building. The amount payable hereunder shall constitute additional rent. Statements of the Landlord's expenditures in successive periods of 90 days following the institution of the service shall be submitted not more frequently than once in each period of three months during the term. The Tenant's proportionate share of the Landlord's expenditures for the security guard services shall be that fraction of such expenditures for a three-month period of which the numerator is the number of square feet of the rentable area of the premises and the denominator is the number of square feet of the rentable area of the building which at the expiration of each three-month period in question was under lease and

                                                                  PLEASE INITIAL



                                      (6)
occupied or under lease to be occupied by other tenants. Any basement or ground floor rentable space whose area is to be computed and used in the foregoing fraction shall be computed on a net measurement basis, all other rentable areas are to be computed on a gross measurement basis.

      The Landlord may discontinue any such security guard program at any time after 90 days' notice to the Tenant of the Landlord's election to do so.

FORTIETH: In addition to the elevator service described in paragraph TWENTY-NINTH of this lease, the Landlord will maintain in service and available for the use of the Tenant, one passenger elevator at all times on all days of the week, including Saturdays, Sundays and legal holidays. In the event that the Tenant requires freight elevator service, or heat on Saturdays, Sundays, federal and state holidays and all holidays recognized by the unions representing Landlord's building personnel or during hours in addition to those prescribed under paragraph TWENTY-NINTH of this lease, the Landlord will furnish the additional elevator service or heat or both, as the case may be, upon notice of the Tenant's need therefor. Such notice may be written or oral and shall be given as long a time as practicable prior to the time when the additional heat or freight elevator service is required. The Tenant will pay for any additional freight elevator service and heat furnished after the hours prescribed in paragraph TWENTY-NINTH at the respective prevailing rates per hour as established from time to time by the Landlord for such services at the building or in the buildings of the Landlord, generally, for each hour during which the additional service is supplied. All charges for additional freight elevator service and heat shall be payable when billed and in the event of default of payment therefor, the Landlord may refuse further service and the amount unpaid shall be deemed additional rent for which the Landlord shall have all the remedies for collection herein specified with respect to rent. The failure on the part of the Landlord to furnish such additional elevator service or heat, if due to breakdowns, repairs, maintenance, strikes, or other causes beyond the control of the Landlord, shall involve no liability on the part of the Landlord nor shall it constitute an eviction.

FORTY-FIRST: The Tenant is hereby granted the privilege of occupying the premises subject to all of the terms, covenants and conditions of this lease, including, but not limited to, the payment of any service charges for electric current, water, sprinkler maintenance

                                                                  PLEASE INITIAL


                                      (7)
and any overtime elevator or heat service and to the payment of any additional rent payable pursuant to the provisions of Article THIRTY-SEVENTH of this lease but otherwise free of the payment of fixed rent during the following periods:

      (i) During the period beginning with the tender of possession of the premises by the Landlord to the Tenant at any time prior to the commencement of the term of this lease and ending on September 30, 1996, the date prior to the commencement of the term.

      (ii) During the period of the term of this lease commencing on October 1, 1996, and ending on November 30, 1996, and during the period commencing on October 1, 1997, and ending on October 31, 1997.

      The right to occupy the premises free of rent during the periods set forth in clause (ii) of this Article FORTY-FIRST shall be subject to the condition that the Tenant shall not default in the payment of any other fixed rent, or any additional rent or any other charge due under this lease or in the performance of the other terms, covenants and conditions thereof. In the event of any such default, then fixed annual rent at the monthly rate set forth in this lease shall be payable during the period in which the Tenant would otherwise be entitled to the use of the premises free of fixed annual rent. Any such payment shall be paid within 10 days following demand and shall constitute additional rent under this lease.

FORTY-SECOND: In the event that the Landlord, for any reason, shall be unable to give possession of the premises hereby demised by the first day of October, 1996, this lease shall nevertheless continue in full force and effect and the Landlord shall tender and the Tenant will take possession of said premises under the terms of this lease as soon as the Landlord shall have tendered possession thereof to the Tenant; the fixed rent, however, to begin on the date upon which such possession is tendered to the Tenant.

FORTY-THIRD: The Tenant represents that no broker, licensed or otherwise, was involved in the making of this lease or brought the premises to the attention of the Tenant and that all of the negotiations respecting this lease were conducted with and through the offices of the Landlord.

      If the foregoing representation is breached, the Tenant agrees to indemnify and hold Landlord harmless from any and all costs and expenses, including without limitation, Landlord's legal fees and expenses paid or incurred by Landlord in connection with any claim by a broker, co-broker and/or finder in connection with this lease.

                                                                  PLEASE INITIAL


                                      (8)

FORTY-FOURTH: In conducting its business in the premises, as permitted by this lease, the Tenant will not deal in any sexually explicit, pornographic or similarly objectionable materials. It being understood that violations of the foregoing restriction may be subject to varying interpretations, it is agreed that the Landlord shall be the sole judge of what constitutes sexually explicit, pornographic or similarly objectionable materials.

                                                                  PLEASE INITIAL

      If the Tenant shall fail to operate the premises in the manner specified in this Article, the Landlord may give notice to the Tenant to cure any violation of this Article within 30 days. If the Tenant fails to cure such violations to the satisfaction of the Landlord, as the Landlord in its sole discretion shall determine, in such 30-day period, such failure shall constitute a default hereunder and the Landlord shall have the right to terminate this lease in accordance with the provisions of Article TWENTY-FIFTH of this lease.

                                                                  PLEASE INITIAL

                                   WORK SHEET

      Attached to and made part of lease dated October 24, 1996 Between THE RECTOR, CHURCH-WARDENS AND VESTRYMEN OF TRINITY CHURCH IN THE CITY OF NEW YORK, Landlord,

and AMERICAN DIALOGUE, INC., Tenant.

Building 304 Hudson Street

Space Part 6th Floor

      It is agreed that the following work is to be done by the Landlord at the Landlord's expense:

1. Install 7 1/2 ton air-cooled air conditioning unit with basic distribution ductwork (including power and control wiring, filing and Local Law #5 hook-up).

2. Repair existing windows to building standard and clean once at commencement of lease.

3. Provide up to 10 watts per sq. ft. for air conditioning, lighting and convenience outlets (with meter and switch to a location selected by Landlord).

4.    Sand and seal existing wood floors to Landlord's specifications.

5. Filing and Local Law #5 hookup to base building system to be done by Landlord's contractor at Tenant's expense, including all additional Tenant Local Law #5 devices within Tenant's premises.

6. Landlord will reimburse tenant up to $22,860.00, upon presentation to the Landlord of invoices marked "Paid In Full" and waiver of liens from the contractor(s). Such funds shall be used for tenant improvements in the premises excluding telephone, computer systems, furniture and decorations (other than window blinds and carpeting), and professional fees.

      It is stipulated and agreed that the foregoing constitutes the memorandum of repairs or decorations to be done by the Landlord referred so in the attached and all the work to be done by the Landlord in the demised premises, except as otherwise expressly PROVIDED in the attached lease.

      It is further stipulated and agreed that the aforesaid work shall be commenced by the Landlord as soon as possible after the signing of the attached lease and the payment by the Tenant of the first installment of rent and the performance by the Tenant of any other obligations to be performed by the Tenant at the time of the signing of the lease and shall be completed with reasonable diligence, PROVIDED that the Landlord shall not be required to do the work on days or hours other than usual working days and hours in the trades in question.

      Subject to the foregoing provisions the Landlord reserves the right, after according reasonable consideration to the Tenant's wishes in the matter, to make all decisions as to the time or times when, the order and style in which, said work is so be done, and the labor or materials to be employed therefor. The work shall be done, unless the Landlord otherwise directs, during the usual working hours observed by the trades in question. It is stipulated and agreed that in case the Landlord is prevented from commencing, prosecuting or completing said work, due to the Landlord's inability to obtain or difficulty in obtaining the labor or materials necessary therefor, or due to any governmental requirements or regulations relating to the priority or national defense requirements, or due to any other cause beyond the Landlord's control, the Landlord shall not be liable to the Tenant for damages resulting therefrom, nor shall the Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in the Tenant's favor that such failure constitutes actual, constructive, total or partial eviction from the demised premises.


                               THE RECTOR, CHURCH-WARDENS AND VESTRYMEN OF
                               TRINITY CHURCH IN THE CITY OF NEW YORK, Landlord.

                               By: /s/ [ILLEGIBLE]
                                   ---------------------------------------------
                                        Director of Leasing

                                             AMERICAN DIALOGUE, INC.
                                   ---------------------------------------------
                                                                      Tenant

                               By: /s/ Andrew Watt
                                   ---------------------------------------------

                             Rules and Regulations

      1. The Tenant shall not clean, nor require, permit or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or of the Rules of the Board of Standards and Appeals, or of any other board or body having or asserted jurisdiction;

      2. All machinery shall be kept in approved settings, sufficient to absorb any shock and prevent any noise, vibration or annoyance in the building of which the demised premises are a part and shall be provided with oil pans between such machinery and the floor beneath it, sufficient to prevent the seepage of oil on or into the floors;

      3. No acid that in any way may injure any of the pipes or plumbing equipment in the building shall be poured or allowed to drain into the pipes or plumbing equipment thereof, but shall in the event that the building is PROVIDED with an acid line be poured or allowed to drain only therein, or if there be no acid line, shall be neutralized in a manner satisfactory to the Landlord. No substance which may cause any objectionable odor shall be left in the demised premises;

      4. During the cold season, the windows shall be kept closed to maintain the temperature of the demised premises and to prevent any freezing thereof, or of any equipment or appliance therein;

      5. All trucks, vehicles or conveyances used by the Tenant in the demised premises shall have rubber-tired wheels;

      6. The Tenant's employees, except clerical or executive help, shall, if the Landlord so directs, at all times use only the combination passenger and freight elevator, if any, in going into or coming out of the demised premises;

      7. No sign or lettering shall be inscribed on any door, wall or window of the demised premises which is visible from the street or the portion of the building used in common by other tenants except such as may be approved in writing by the Landlord or its agents or designee;

      8. No additional locks or bolts shall be placed anywhere upon or within the demised premises or any on rooms therein, unless duplicate keys thereto be given to the Landlord and all such keys must, on the termination of this lease, be surrendered to the Landlord;

      9. The Landlord may exclude any persons visiting or attempting to visit the premises between 7 P.M. and 8 A.M. and on Saturdays, Sundays and the holidays recognized as such by the state or federal government unless such person shall be equipped with a pass signed by the Tenant and unless such person shall sign his name and the premises which he is to visit on the night report.

      10. The sanitary and safety facilities used solely by the Tenant or by the Tenant in common with other occupants of the building of which the demised premises are a part, shall be used only for the purposes for which they were constructed;

      11. No signs, signals, devices, displays, sounds or advertisements visible or audible from the street or from the halls and other parts of the building used in common by the Tenant and other tenants shall be inscribed, erected or maintained unless the kind, style, location and manner thereof shall have been approved in writing by the Landlord and if any sign, signal, sound display or advertising be erected, made or inscribed without such approval, the Landlord may remove the same and charge the cost of so doing to the Tenant as additional rent. Any sign or display which may be installed by the Tenant shall be kept in good order and repair and in a neat and attractive condition. The Landlord reserves the right to use the roof and outside walls surrounding the premises for sign purposes. The Landlord may remove any sign or signs or displays in order to paint the premises or any part of the building, or make any repairs, alterations or improvements in or upon the premises or building, or any part thereof, provided it causes the same to be removed and replaced at the Landlord's expense, whenever the said painting, repairs, alterations or improvements shall have been completed;

                                      (14)


      12. No advertising which, in the opinion of the Landlord, tends to impair the reputation of the building or its desirability as a loft or office building, shall be published or caused to be published by the Tenant and, upon notice from the Landlord, the Tenant shall refrain from or discontinue such advertising;

      13. Awnings, antennae, aerials, ventilating and air-conditioning apparatus or other projections from the window or outside walls of the demised premises shall not be erected or installed. All air-conditioning apparatus installed in windows shall be so arranged that condensate does not drain on the outside of the building wall or into the street;

      14. The lights, skylights, entrances, passages, courts, elevators, stairways, loading platforms, halls or any part of the building intended for the use in common by the Tenant and the other occupants thereof shall not be obstructed or encumbered (whether by means of storing of materials and skids or otherwise). In the event of any such encumbrance or obstruction, the Landlord may remove the material causing such encumbrance or obstruction and cause it to be stored and charge the cost of doing so to the Tenant. No courtyard or yard appurtenant to the premises or the building shall be used for parking vehicles of any kind;

      15. No part of the premises or the building shall be marked, painted, drilled into, or in any way defaced. No laying of linoleum, or other similar floor covering so that the same shall come in direct contact with the floor of the demised premises shall be made; and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water. Cements and other similar adhesive material shall not be used. Removal of any alterations, decorations or improvements in compliance with paragraph Fourth of this lease shall include the removal of all linoleum, lining and adhesive material;

      16. No part of the demised premises shall be used in a manner or for a purpose that is substantially objectionable to the Landlord or to another tenant, or which in the reasonable judgment of the Landlord, might cause structural injury to the building;

      17. The Tenant's employees shall not stand or loiter around the hallways, stairways, elevators, front, roof or any other part of the building used in common by the occupants thereof;

      18. No load shall be placed upon any floor of the building exceeding the floor load per square foot area which such floor was designed to carry, and all loads shall be evenly distributed. The Landlord reserves the right to prescribe the weight and position of all safes, machinery and other personal property in the premises which must be placed so as to distribute their weight;

      19. Nothing shall be thrown out of the windows or doors, or down the passages or skylights of the building, nor shall any of them be covered, obstructed or encumbered. No improper noises shall be made in the building, nor shall birds or animals be brought therein;

      20. Where freight elevators are provided by the building and are in operation, all deliveries shall be made to or from the demised premises exclusively by means of such elevators;

      21. Any one doing janitorial work for the Tenant shall at all times be subject to order and direction by the superintendent of the building, although he shall not be the servant of either the superintendent or the Landlord;

      22. No peddling, soliciting or canvassing shall be permitted in the premises or by the Tenant's employees elsewhere in the building;

      23. The Landlord may prescribe, and from time to time vary, the time for any removals or deliveries from or into the premises, at any time, and such prescriptions shall apply whether or not the material so removed or received is the property of the Tenant. Removals or deliveries of safes, machinery and any other heavy or bulky matter shall be done only upon written authorization of the Landlord and only in such manner and by such persons as may be acceptable to the Landlord, and the Landlord may require any further assurances or agreements or indemnity from the Tenant and the movers to that effect. The Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part;

      24. The Tenant shall not permit its servants, employees, agents, visitors or licensees, at any time to bring or keep upon the premises any inflammable, combustible or explosive fluid, chemical or substance or cause or permit any unusual or objectionable odors to be produced upon or emanate from the premises;

      25. The passenger and service elevators, other than automatic self-service elevators, if any, shall be operated only by employees of the Landlord, and must not in any event be interfered with by the Tenant, his servants, employees, agents, visitors or licensees. Manned freight elevators will be operated only during such hours as the Landlord may from time to time determine;

      26. The Tenant shall not use any other method of heating than that supplied by the Landlord;

      27. If the premises consist of basement space, or if any merchandise of the Tenant is stored in the basement portion of the building, all such merchandise shall, at the Tenant's own cost and expense, be placed entirely on skids or platforms, which will raise such merchandise at least six inches from the floor;

      28. No drilling in floors, walls or ceilings shall be done except in compliance with paragraph Fourth of this lease and no such drilling shall be done during usual business hours unless authorized by the Landlord in writing;

      29. No vending machine shall be installed or permitted to remain in the premises unless the Landlord shall first have given its specific written authorization for the installation of each such machine. The Tenant shall not authorize or permit any vendor of sandwiches, coffee, or other foods, candies or beverages to enter the premises for the purpose of soliciting sales of such wares to the Tenant's employees.

            THE TERMS, COVENANTS AND CONDITIONS contained in the foregoing lease shall be binding on, and shall enure to the benefit of the parties hereto, and their respective legal representatives, successors, and assigns, but no assignment made or purported to be made in violation of the provisions of this lease shall vest in such assignee any right or title in or to this lease or in or to the estate hereby created.

            IN WITNESS WHEREOF, this agreement, consisting of fifteen (15) printed pages numbered 1 to 15 and typewritten or printed rider pages bearing clauses numbered EIGHTEENTH (re-written) and THIRTY-SEVENTH to FORTY-FOURTH inclusive, has been signed and sealed by the parties hereto, the day and year first above written.

                                    THE RECTOR, CHURCH-WARDENS, AND VESTRYMEN OF
     Attest:                        TRINITY CHURCH IN THE CITY OF NEW YORK
     As to Landlord:

/s/ [ILLEGIBLE]                     By: /s/ [ILLEGIBLE]
------------------------                ----------------------------------------
Executive Vice President                          Director of Leasing
  of Real Estate

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                                   Finance Department

Attest:
As to Tenant:                           AMERICAN DIALOGUE, INC.
                                        ----------------------------------------
                                                         Tenant

/s/ [ILLEGIBLE]                         /s/ ANDREW WATT
------------------------                ----------------------------------(L.S.)


                                        ----------------------------------(L.S.)


                                      (15)

                              [FLOOR MAP OMITTED]

                  --------------------------------------------
                                     NOTES
                              -------------------

                                 PLEASE INITIAL

                                 ==============
                                /s/ [ILLEGIBLE]
                                 ==============

                                  EXHIBIT "A"

                  --------------------------------------------

                                      304
                                     HUDSON
                                     STREET

                  --------------------------------------------

                                 6TH FLOOR PLAN

                  --------------------------------------------

                  Date:
                    09/05/96                      No Scale

                  --------------------------------------------

                                 [LOGO] TRINITY
                                   REAL ESTATE
                            PARISH OF TRINITY CHURCH
                         74 TRINITY PLACE, NY, NY 10006
                                 (212) 602-0867
                  --------------------------------------------

THIS LEASE made this 11 day of March, 1999

LANDLORD

between The Rector, Church-Wardens and Vestrymen of Trinity Church in the city of New-York, a religious corporation (hereafter referred to as "the Landlord"), having its offices at 74 Trinity Place, Borough of Manhattan, City, County and State of New York, and CYBER DIALOGUE, INC.

TENANT

(hereafter referred to as "the Tenant"), a Delaware corporation, having its place of business at 304 Hudson Street, Borough of Manhattan, City, County and State of New York.

                                   Witnesseth

GRANT PREMISES

      That the Landlord hereby lets and leases to the Tenant, and the Tenant hereby takes and hires from the Landlord, the following described space: a portion of the 4th floor as hatched in red on the diagram attached hereto and made part of this lease and marked Exhibit "A".

TERM

(such space is hereafter referred to as "the premises") in the building known by street number as No. 304 Hudson Street in the Borough of Manhattan, City, County and State of New York (hereafter referred to as "the building"), with the privilege to the Tenant of using (subject to such rules and regulations as the Landlord shall from time to time prescribe) the necessary entrances and appurtenances to the premises, reserving to the Landlord all other portions of the building not herein specifically demised, for a term to commence on the first day of April, 1999, at noon, Standard Time, and to expire on the thirty-first day of March, 2001, at noon, Standard Time (or until such term shall sooner cease and

RENT

expire or be terminated as hereafter provided), at the rent at the annual rate or rates as follows: THREE HUNDRED TEN THOUSAND FIVE HUNDRED AND NO/100 ($310,500.00) Dollars,

ADDITIONAL RENT

payable at the offices of the Landlord in equal monthly payments of $25,875.00 each or if more than one annual rate in specified above, then in installments equal to 1/12th of the rent as the annual rates as above prescribed for the respective periods in which they are payable, in advance without demand therefor an installment equal to the amount of the rent payable under this lease for the first month of the term for which rent is payable upon the execution hereof by the Tenant, and thereafter, on the first day of each month during said term, in lawful money of the United States, plus (i) when due or demanded, such items as shall be provided hereafter are payable by the Tenant as additional rent, and
(ii), should the Tenant as the commencement of the term of this lease be in default in the payment of rent to the Landlord pursuant to the terms of any prior lease with the Landlord, or with a predecessor in interest of the Landlord, the amount of such arrears, which the Landlord may at its option and without notice thereof to the Tenant, add to any monthly installments of rent due under this lease.

COVENANTS AND CONDITIONS

THE ABOVE LETTING IS UPON THE FOLLOWING COVENANTS AND CONDITIONS, each and every one of which the Tenant covenants and agrees with the Landlord to keep and perform, and the Tenant agrees that the covenants herein contained on the part of the Tenant to be performed, shall be deemed conditional limitations, as well as covenants and conditions:


                                      (1)

                                      (2)


USE

      FIRST: (a) The Tenant shall use the premises only for executive and administrative offices in connection with Tenant's computer market research company.

      (b) If any portion of the premises consists of basement space, such portion should be used only for storage purposes.

                                                                  PLEASE INITIAL

      (c) No auction sale and no other sale of all or substantially all of the Tenant's property, stock, fixtures and machinery, except a sale made in connection with an assignment of this lease to another tenant for which the Landlord's consent shall have been obtained shall be held at the premises unless the provisions of Article TWENTY-NINTH (b) of this lease shall have been complied with.

RENT

      SECOND: (a) The Tenant shall pay the rent and additional rent as provided in this lease.

      (b) If any installment or installments of rent or additional rent or any service charge shall not be paid within five (5) days following the date on which the same shall be due and payable pursuant to this lease then, in addition to, and without waiving or releasing, any other rights and remedies of the Landlord, the Tenant shall pay to the Landlord a late charge of one and one half (1 1/2%) percent per month computed (on the basis of a 30-day month) from the date on which each such installment became due and payable to the date of payment of the installment on the amount of each such installment or installments, as liquidated damages for Tenant's failure to make prompt payment, and the same may be collected on demand or as additional rent in accordance with the provisions of Article TWENTY-FIFTH of this lease.

REPAIRS MACHINERY CLEANING AND WASTE

      THIRD: (a) The Tenant shall take good care of the premises and the fixtures, appurtenances, equipment and facilities therein and shall make, as and when needed, all repairs in and about the premises required to keep them in good order and condition; such repairs to be equal in quality to the original work PROVIDED that the Tenant shall not be obligated for structural or exterior repairs to the building or for repairs to the systems and facilities of the building for the use or service of tenants generally, other than fixtures, appurtenances, equipment and facilities in the premises, except where structural or exterior repairs or repairs to such systems and facilities are made necessary by reason of one or more of the occurrences described below in clauses (i) through (iv) of this Article THIRD (a) Should the Tenant fail to repair any condition in or about the premises or the fixtures, appurtenances, equipment and facilities therein which is of such a nature that its neglect would result in damage or danger to the building, its fixtures, appurtenances, facilities and equipment, or to its occupants (of which nature the Landlord shall be the judge) or, in the case of repairs of any other nature, should the Tenant have failed to make the required repairs or to have begun in good faith, the work necessary to make them within five days after notice from the Landlord of the condition requiring repair, the Landlord may, in either such case, immediately enter the premises and make the required repairs at the expense of the Tenant. The Landlord may make, at the expense of the Tenant, any repairs to the building or to its fixtures, appurtenances, facilities or equipment, whether of a structural or any other nature, which are required by reason of damage or injury due (i) to the negligence or the improper acts of the Tenant or its employees, agents, license or visitors; (ii) to the moving, into or out of the building, of property being delivered to or taken from the premises; (iii) to the installation, repair or removal of the property of the Tenant in the premises; or (iv) to the faulty operation of any machinery, equipment, or facility installed in the premises by or for the Tenant. The Tenant will pay the cost of any repairs made by the Landlord pursuant to this paragraph upon presentation of bills therefor, or the Landlord may, as its option, add such amounts to any installment or installments of rent due under this lease and collect the same as additional rent. The liability of the Tenant under this Article Third shall survive the expiration or other termination of this lease.

MACHINERY

      (b) If the Tenant shall install or maintain machinery or manufacturing equipment of any description in the premises, the operation of which produces noise or vibration which is transmitted beyond the premises and the Landlord deems it necessary that the noise or vibration of such machinery or equipment be diminished, eliminated, prevented or confined so the premises, the Landlord may give written notice to the Tenant, requiring that the Tenant provide and install rubber or other approved settings for absorbing, preventing or decreasing the noise or vibration of such machinery or equipment within fifteen days. The judgment of the Landlord of the necessity of such installation shall be conclusive, and the installation shall be made in such manner and of such material as the Landlord may direct. Should the Tenant fail to comply with such request within fifteen days, the Landlord may do the work necessary to absorb, prevent or decrease the noise or vibration of such machinery or equipment and the Tenant will pay to the Landlord the cost of such work upon demand or such cost may, at the option of the Landlord, be added to any installment or installments of rent under this lease and shall be payable by the Tenant as additional rent.

CLEANING AND WASTE

      (c) The premises shall be kept clean and in order by the Tenant, at the Tenant's expense, and to the satisfaction of the Landlord. The Tenant shall, at its own expense, clean the interior and exterior surfaces of the windows at such times as the windows become dirty to a degree which, in the judgment of the Landlord, adversely affects the appearance of the building or the premises. Such window cleaning shall be done in a manner which complies with the requirements of this lease and all applicable laws and regulations. The Tenant shall, at its own expense, remove from the building any and all rubbish, refuse and waste originating in the premises of the Tenant or cause the same to be removed. The removal of such refuse, rubbish and waste shall be subject to such rules and regulations as to time and manner or removal as, in the judgment of the Landlord, are necessary for the proper operation of the building. In the event that the Tenant shall fail to clean the windows or remove its refuse, rubbish and waste, such cleaning or removal may be done by the Landlord, and the Tenant shall pay to the Landlord the cost of the cleaning of the windows or the removal of any of the Tenant's refuse, rubbish and waste from the building. Bills for the same shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Should the Landlord clean the windows or remove the rubbish of the Tenant and of other tenants, the cost of such cleaning or removal show be apportioned as between the Tenant and such other Tenants respectively on the basis of the number of windows or the respective approximate quantities of such rubbish and waste as the case may be. The Landlord's apportionment of such respective quantities shall be conclusive on the parties.

                                                                       Escalator
                                                                         77-B/82

      Rider No. 1 attached to, and made part of, Lease dated the day of 11 March, 1999, between THE RECTOR, CHURCH-WARDENS AND VESTRYMEN OF TRINITY CHURCH IN THE CITY OF NEW-YORK, as Landlord, and CYBER DIALOGUE, INC. as Tenant.

--------------------------------------------------------------------------------

CPI ESCALATION

      THIRTY-SEVENTH: (a) Real Estate Tax and CPI Escalation. In order (i) to adjust, during the term of this lease, for increases in the expenses of the Landlord for Real Estate Taxes, the Tenant shall pay to the Landlord, as additional rent, the Tenant's Proportionate Share of any increases in such Real Estate Taxes, and (ii) to adjust for increases in other operating expenses of the Landlord, the Tenant shall pay to the Landlord, as additional rent, the CPI Adjustments for Increases in Other Operating Expenses, namely the amount by which the Base Rent Allocated to Other Operating Expenses is increased by application to the Base Rent Allocated to Other Operating Expenses of increases in the Index over the Base Index, all as computed as set forth below in this Article. The Landlord may, at any time during the term of this lease, elect to discontinue the Tenant's payment of additional rent representing CPI Adjustments for Increases in Other Operating Expenses as set forth in clause (ii) of subparagraph (a) above in order to adjust for increases in other operating expenses of the landlord, and may elect to substitute therefor additional rent representing Increases in Operating Expenses, all as set forth in, and in accordance with the provisions of, Article THIRTY-EIGHTH. Capitalized words or expressions used above are defined in subparagraph (b) below.

      (b) Definitions. As used in this Article the following capitalized words or expressions shall have the meanings ascribed to them below:

      1. "Real Estate Taxes" shall mean and include the expenditures of the Landlord for taxes or assessments payable by the Landlord upon or with respect to the building and the land upon which it is located, imposed by Federal, State or local government (plus all expenditures for fees and expenses incurred in the course of obtaining a reduction in any tentative assessed valuation), and all taxes imposed by any such authority relating so the maintenance and operation of the building, but shall not include income, franchise, inheritance or capital stock taxes.

                                                                  PLEASE INITIAL

      2. "Base Rent Allocated to Other Operating Expenses" shall mean an amount equal to 100% of the fixed annual rent prescribed on page 1 of this lease, as such rent may be payable from time to time.

      3. "Increase in Real Estate Taxes" shall mean the amount by which Real Estate Taxes in any Subsequent Year, exceed Real Estate Taxes for the Base Year.

      4. "CPI Adjustment for Increases in Other Operating Expenses" shall mean the amount obtained by multiplying the Base Rent Allocated to Other Operating Expenses by the percentage by which the Index, as last published on the date next prior to the Computation Date and the Index as last published on the date next prior to each anniversary date of the Computation Date, shall exceed the Base Index. See Rider to Article THIRTY-SEVENTH attached hereto and made part of this lease.

      5. "Index" shall mean the "Consumer Price Index for All Urban Consumers" "(1982/84=100)" specified for "All Items," relating to New York City and published by the Bureau of Labor Statistics of the United States Department of Labor. In the event the Index shall hereafter be converted to a different standard reference base or otherwise revised, the determination of the CPI Adjustment for Increases in Other Operating Expenses shall be made on the basis of such conversion factor, formula or table for converting the Index as may be published by the Bureau of Labor Statistics, or, if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice-Hall, Inc., or, failing such publication, by any other nationally recognized publisher of similar statistical information. In the event either Index shall cease to be published, then, for the purposes of this Article, there shall be substituted for the Index such other index as Landlord and Tenant shall agree upon, and, if they are usable within ninety (90) days after the Index ceases to be published, such matter shall be determined in New York City by arbitration in accordance with the Rules of the American Arbitration Association.

      6. "Base Index" shall mean the Index as last published prior to March 1, 1999.

      7. "CPI Comparative Statement" shall mean a statement, in writing, signed by the Landlord, or, on its behalf, by an officer of any corporation acting as its managing agent, showing (i) a comparison of (a) Real Estate Taxes for the Base Year with (b) Projected Real Estate Taxes for a Subsequent Year (which shall be the same calendar year as the year of the Computation Date used in such CPI Comparative Statement), (ii) the Base Rent Allocated to Other Operating Expenses and the CPI Adjustment for Increases in Other Operating Expenses for such Subsequent Year, and (iii) if the Tenant paid additional rent pursuant to this Article with respect to the immediate preceding Subsequent Year, any adjustment necessitated by a variance between the Projected Real Estate Taxes for such Subsequent Year (as shown in the last previous CPI Comparative Statement) and the actual Real Estate Taxes for such Subsequent Year (as shown in the current CPI Comparative Statement).

      8. "Base Year" shall mean the Real Estate Tax Year commencing July 1, 1999 and ending June 30, 2000.

      9. "Subsequent Year" shall mean any calendar year following the Base Year, falling wholly or partly within the term of the Tenant under this lease and the calendar year following the year in which the term of this lease terminates.



                                      (1)

                                      (2)

                                                                       Escalator
                                                                         77-B/82

      10. "Computation Date" shall mean the first day of March   , 2000, and, in
Subsequent Years, its anniversary date.

      11. "Projected Real Estate Taxes" shall mean the Landlord's estimate (which in any event must be reasonable in the light of past experience) of Real Estate Taxes for a particular Subsequent Year.

      12. "Tenant's Proportionate Share" shall mean .0576.

      13. "Rentable Square Feet of Area" shall mean, as to basement and ground floor space, the number of net square feet of the area thereof and, as to all floors above the ground floor, shall mean the number of gross square feet of the area thereof.

      The terms "Increases in Other Operating Expenses" and "Operating Expense Comparative Statements" shall have the meanings assigned to such terms in paragraph (b) of Article THIRTY-EIGHTH.

      (c) Statements for the Tenant. On or before April 1, 2000, and on or before that day at each Subsequent Year, the Landlord will furnish a CPI Comparative Statement to the Tenant. The failure of the Landlord to furnish a CPI Comparative Statement shall be without prejudice to the right of the Landlord to furnish a CPI Comparative Statement at any time in the future.

      Every CPI Comparative Statement furnished by the Landlord pursuant to this Article shall be conclusive and binding upon the Tenant unless (i) within ten days after the receipt of such CPI Comparative Statement Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which the CPI Comparative Statement is claimed so be incorrect, and
(ii) if such dispute shall not have been settled by agreement, the dispute shall have been submitted to arbitration within ninety days after receipt of the CPI Comparative Statement. Pending the determination of such dispute by agreement of arbitration as aforesaid, Tenant shall pay additional rent in accordance with the CPI Comparative Statement and such payment shall be without prejudice to Tenant's position and to the Tenant's rights to a refund of any overpayment. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant the amount of Tenant's overpayment of additional rent resulting from compliance with the CPI Comparative Statement.

                                                                  PLEASE INITIAL

      (d) Computation of Increase in Rent Payable by the Tenant. When the Landlord shall furnish the Tenant with any CPI Comparative Statement in accordance with this Article which shall show an Increase in Projected Real Estate Taxes or a CPI Adjustment for Increases in Other Operating Expenses, then the rent payable under the lease shall be increased by the Tenant's Proportionate Share of the increase in Projected Real Estate Taxes and by the CPI Adjustment for Increases in Other Operating Expenses which shall be payable (with payment on account of such increases) as follows: (1) on the first day for the payment of rent under this lease following the receipt of a CPI Comparative Statement, the Tenant shall pay to the Landlord a sum equal to one-twelfth of the Tenant's Proportionate Share of the increase in Projected Real Estate Taxes plus one-twelfth of the CPI Adjustment for Increases in Other Operating Expenses (plus or minus, as the case may be, any adjustment necessitated by a variance between (x) the Projected Real Estate Taxes for the calendar year prior to the year of the Computation Date used in such CPI Comparative Statement and (y) the actual Real Estate Taxes for such calendar year) and (2) thereafter, until a different CPI Comparative Statements or Operating Expense Comparative Statement shall be submitted, the monthly installments of rent payable under the lease shall continue to be increased by such amount.

      With respect to any CPI Comparative Statement furnished to the Tenant in the Subsequent Year following the year in which the term of this lease terminates, if such CPI Comparative Statement shall indicate an adjustment necessitated by a variance between (x) the Projected Real Estate Taxes for the calendar year prior to the year of the Computation Date used in such CPI Comparative Statement (i.e., the last calendar year of the lease term) and (y) the actual Real Estate Taxes for such calendar year, then the Tenant shall promptly pay so the Landlord, or the Landlord promptly shall pay to the Tenant, as the case may be, the amount of any such adjustment as indicated in such CPI Comparative Statement.

      (e) Inspection of Books. The Tenant or its authorized representative shall have a right to examine the books of the Landlord showing the Real Estate Taxes with respect to the building during regular business hours for the purpose of verifying the information set forth in any CPI Comparative Statement relating to any Increase in Real Estate Taxes shown in such CPI Comparative Statement; PROVIDED that a written request for such inspection is made by the Tenant within ten days of the receipt of any such CPI Comparative Statement.

      (f) Decreases in Real Estate Taxes or Index. In no event shall any decrease in the Real Estate Taxes or the Index in any way reduce the fixed rent or additional rent payable by the Tenant under this lease, except to the extent to which any such decrease shall result in a decrease in the additional rent payable pursuant to this Article; PROVIDED HOWEVER that no decrease in Real Estate Taxes shall at any way reduce any additional rent payable on account of any CPI Adjustment for Increases in Other Operating Expenses, and that no decrease in the amount of the CPI Adjustment for Increases in Other Operating Expenses shall in any way reduce any additional rent payable on account of any Increase in Real Estate Taxes.

                                                                       Escalator
                                                                         77-B/82

INCREASES IN
EXPENSES

      THIRTY EIGHTH: (a) Landlord's Election to Substitute Operating Expense Escalation. In order to adjust for increases in certain expenses of the Landlord, clause (ii) of subparagraph (a) of Article THIRTY-SEVENTH provides that the Tenant will pay the Landlord as additional rent, the CPI Adjustment for Increases in Other Operating Expenses. The Landlord may, at any time during the term of this lease, elect to discontinue, prospectively, the payment of the CPI Adjustment for Increases in Other Operating Expenses, and may elect to substitute therefor additional rent representing Increases in Operating Expenses as set forth below. The Landlord shall give the Tenant notice of such election by delivering to the Tenant prior to June lst in any year an Operating Expense Comparative Statement, together with a Landlord's Notice, and, such election shall be effective commencing with the first day of the next calendar month and shall remain effective for the balance of the term of this lease.

      Capitalized words or expressions are used as defined in subparagraph (b) below.

      (b) Definitions. As used in this Article the following capitalized words or expressions shall have the meanings ascribed to them below:

      1. "Operating Expense Comparative Statement" shall mean a statement, in writing signed by the Landlord or, on its behalf by an officer of any corporation acting as its managing agent, showing (i) a comparison of (a) Real Estate Taxes for the Base Year with (b) Projected Real Estate Taxes for the then current Subsequent Year, (ii) the Base Rent Allocated to Other Operating Expenses and the Final CPI Adjustment Amount, (iii) a comparison of (x) the Operating Expenses for the OE Base Year with the Projected Operating Expenses for the then current Subsequent Year, and (iv) if the Tenant paid additional rent pursuant to the Article with respect to the immediately preceding Subsequent Year, any adjustment necessitated by variance between Projected Real Estate Taxes for such immediately preceding Subsequent Year (as shown in the last Operating Expense Comparative Statement) and the Actual Real Estate Taxes for such immediately preceding Subsequent Year (as shown in the current Operating Expense Comparative Statement) or by a variance between the Projected Operating Expenses for such immediately preceding Subsequent Year (as shown in the last Operating Expense Comparative Statement) and the actual Operating Expenses for such immediately preceding Subsequent Year (as shown in the current Operating Expense Comparative Statement).

      2. "Landlord's Notice" shall mean a notice, to be delivered with the first Operating Expense Comparative Statement, in which the Landlord confirms that it has elected to discontinue, prospectively, the Tenant's payment of additional rent representing CPI Adjustments for Increases in Other Operating Expenses as contemplated by clause (ii) of subparagraph (a) of Article THIRTY-SEVENTH and to adjust in the future for increases in other operating expenses of the Landlord by requiring the Tenant to pay as additional rent an amount equal to the Increases in Operating Expenses as set forth in this Article THIRTY-EIGHTH.

                                                                  PLEASE INITIAL

      3. "Projected Operating Expenses" shall mean the Landlord's estimate (which in any event must be reasonable in the light of past experience) of Operating Expenses for a particular Subsequent Year.

      4. "OE Base Year" shall mean the calendar year preceding the calendar year of the Computation Date used in the Operating Expense Comparative Statement accompanied by the Landlord's Notice.

      5. "Final CPI Adjustment Amount" shall mean the amount obtained by multiplying the Base Rent allocated to Other Operating Expenses by the percentage by which the Index, as last published immediately prior to December 31st in the calendar year which is the OE Base Year exceeds the Base Index.

      6. "Operating Expenses" shall mean with respect to any particular calendar year all costs and expenses paid or incurred in such calendar year by Landlord or on Landlord's behalf in respect of the repair, maintenance and/or operation of the land and/or the building and the curbs, sidewalks, plazas and other appurtenances adjoining the same, including, without limitation, the following:

      (a) Wages, salaries, fees and other compensation and payments and payroll taxes and contributions to any social security, unemployment insurance, welfare, pension or similar fund and payments for other fringe benefits (including premiums on health, accident and group life insurance for employees) made to or on behalf of all employees of Landlord performing services rendered in connection with the operation and maintenance of the building;

      (b) payroll taxes, workers' compensation, uniforms and related expenses for employees;

      (c) the cost of painting and the cost of interior and exterior landscape maintenance;

      (d) premiums and other charges for rent, casualty, boiler, sprinkler, plate-glass, liability, fidelity and any other insurance Landlord maintains;

      (e) the cost of all supplies (including, without limitation, cleaning supplies), hand tools and other materials used in the repair, maintenance and/or operation of the building, and sales and other taxes thereon;

      (f) the depreciation for, or the cost of the rental (including all applicable sales taxes) of, all movable equipment used in the repair, maintenance and/or operation of the building;



                                       (3)

                                       (4)                             Escalator
                                                                         77-B/82

      (g) the cost of, or the cost of the rental of, together with the cost of the installation of, any building security or other system used in connection with life or property protection, installed after the OE Base Year (including the cost of and/or the cost of the rental of all machinery, electronic systems and other equipment comprising any part thereof), as well as the cost of the operation and repair of any such system in operation during the OE Base Year;

      (h) the cost of all charges for window and other cleaning, janitorial and other services;

      (i) charges of independent contractors;

      (j) whether or not capitalized under generally accepted accounting principles, cost of repairs, and costs of replacements made in connection with repairs, of cables, fans, pumps, boilers, cooling equipment, wiring and electrical fixtures and metering, control and distribution equipment, component parts of the HVAC, electrical, plumbing, elevator and any life and/or property protection (including, without limitation, sprinkler) systems, window washing equipment and snow removal equipment;

      (k) the cost of steam or any other fuel used in connection with the operation and maintenance of the building;

      (l) the cost of electricity used in connection with the operation and maintenance of the building (excluding electricity consumed directly by tenants);

      (m) whether or not capitalized under generally accepted accounting principles, costs for alterations and improvements to the building made after the OE Base Year by reason of the laws and requirements of any public authorities or the requirements of insurance bodies or Landlord's insurer which costs shall be amortized over five years;

      (n) management fees or, if no managing agent is employed by Landlord, a sum in lieu thereof which is not in excess of the then prevailing rates for management fees of first class office buildings in New York County;

                                                                PLEASE INITIAL

      (o) whether or not capitalized under generally accepted accounting principles, costs of improvements, equipment or machinery installed for the purpose of reducing energy consumption or reducing other Operating Expenses, which costs shall be amortized over five years;

      (p) reasonable legal, accounting and other professional fees incurred in connection with the operation, maintenance and/or management of the building;

      (q) all other charges properly allocable to the repair, operation and/or maintenance of the building in accordance with real estate accounting practices customarily used in New York City.

Notwithstanding the foregoing, Operating Costs shall not include expenditures for any of the following: (1) depreciation (except as PROVIDED above), (2) interest on and amortization of mortgages, (except as otherwise PROVIDED above),
(3) leasehold improvements made for tenants of the building, (4) brokerage commissions, (5) refinancing costs, (6) the cost of any electricity furnished to tenants, (7) the cost of capital improvements (other than such capital improvements as are included above). The cost of any Operating Expense which was included in the OE Base Year and which is no longer being incurred by Landlord by reason of the installation of labor saving devices or other capital improvements or expenditures the cost of which was paid by other than Tenant shall be deleted from OE Base Year Operating Expenses in calculating any Increase in Operating Expenses in any Subsequent Year.

      All of the capitalized words or expressions not otherwise defined herein shall have the meanings ascribed to them in paragraph (b) of Article THIRTY-SEVENTH.

      (c) Statements for the Tenant. Prior to June 1st in each Subsequent Year after delivery of the Landlord's Notice, and on or before that day in each Subsequent Year, the Landlord will furnish an Operating Expense Comparative Statement to the Tenant. The failure of the Landlord to furnish an Operating Expense Comparative Statement shall be without prejudice to the right of the Landlord to furnish an Operating Expense Comparative Statement at any time in the future.

      Every Operating Expense Comparative Statement furnished by the Landlord pursuant to this Article shall be conclusive and binding upon Tenant unless (i) within ten days after the receipt of such Operating Expense Comparative Statement Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which such Operating Expense Comparative Statement is claimed to be incorrect, and (ii) if such dispute shall not have been settled by agreement, the dispute shall have been submitted to arbitration within ninety days after receipt of such Operating Expense Comparative Statement. Pending the determination of such dispute by agreement of arbitration as aforesaid, Tenant shall pay additional rent in accordance with such Operating Expense Comparative Statement and such payment shall be without prejudice to Tenant's position and to the Tenant's rights to a refund of any overpayment. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant the amount of Tenant's overpayment of additional rent resulting from compliance with such Operating Expense Comparative Statement.

                                                                       Escalator
                                                                         77-B/82

      (d) Computation of Increases in Rent Payable by Tenant. When the Landlord shall furnish the Tenant with any Operating Expense Comparative Statement in accordance with this Article which shall show either (i) an increase in Projected Real Estate Taxes, (ii) a Final CPI Adjustment Amount or (iii) an increase in Projected Operating Expenses, then the rent payable under the lease shall be increased by the Tenant's Proportionate Share of the increase in the Projected Real Estate Taxes, the Final CPI Adjustment Amount, and the Tenant's Proportionate Share of the increase in Projected Operating Expenses, which shall be payable (with payment on account of such increases) as follows: (1) on the first day for the payment of rent under this lease following the receipt of the Operating Expense Comparative Statement, the Tenant shall pay to the Landlord the sum equal to the aggregate of one-twelfth of the Tenant's Proportionate Share of the increase in Projected Real Estate Taxes, plus one-twelfth of the Final CPI Adjustment Amount, plus one-twelfth of the Tenant's Proportionate Share of the increase in Projected Operating Expenses (plus or minus, as the case may be), any adjustment necessitated by a variance between (x) the Projected Real Estate Taxes for such immediately preceding Subsequent Year and
(y) the actual Real Estate Taxes for such immediately preceding Subsequent Year or by a variance between the (aa) Projected Operating Expenses for such Subsequent Year and (bb) the actual Operating Expenses for such Subsequent Year, and (2) thereafter, until a different Operating Expense Comparative Statement shall be submitted as above PROVIDED, the monthly installments of rent payable under this lease shall be continued to be increased by such amount.

      With respect to the Operating Expense Comparative Statement furnished to the Tenant in the Subsequent Year following the year in which the term of this lease terminates, if such Operating Expense Comparative Statement shall indicate an adjustment necessitated by a variance of the type referred to in clauses (x) and (y) or clauses (aa) and (bb) in the immediately preceding paragraph, then the Tenant shall promptly pay to the Landlord, or the Landlord promptly shall pay to the Tenant, as the case may be, the amount of any such adjustment as indicated in such Operating Expense Comparative Statement.

      (e) Inspection of Books. The Tenant or its authorized representative shall have a right to examine the books of the Landlord showing the Real Estate Taxes and Operating Expenses with respect to the building during regular business hours for the purpose of verifying the information set forth in any Operating Expense Comparative Statement relating to any Increase in Real Estate Taxes or Operating Expenses shown in such Operating Expense Comparative Statement; PROVIDED that a written request for such inspection is made by the Tenant within ten days of the receipt of any such Operating Expense Comparative Statement.

                                                                  PLEASE INITIAL


      (f) Decreases in Real Estate Taxes, Index or Operating Expenses. In no event shall any decrease in the Real Estate Taxes or any decrease in the Index or the Operating Expenses in any way reduce the fixed rent or additional rent payable by the Tenant under this lease, except to the extent to which any such decrease shall result in a decrease in the additional rent payable pursuant to this Article; PROVIDED HOWEVER that a decrease in Real Estate Taxes shall not in any way reduce any additional rent payable on account of the Final CPI Adjustment Amount or any Increase in Operating Expenses, and that a decrease in the Index shall not in any way affect any amount, including without limitation the CPI Final Adjustment Amount, and that a decrease in the amount of the Operating Expenses shall not in any way reduce any additional rent payable on account of any Increase in Real Estate Taxes or the Final CPI Adjustment Amount.


                                       (5)

                                   RIDER NO. 2

      attached to and made part of Lease, dated between THE RECTOR, CHURCH-WARDENS AND VESTRYMEN OF TRINITY CHURCH in THE CITY OF NEW YORK, as Landlord, and CYBER DIALOGUE, INC., as Tenant.

EIGHTEENTH (re-written): (a) The use to be made of the premises by the Tenant and the identity of the Tenant being among the inducements to the making of this lease by the Landlord, the Tenant shall not, except in accordance with the terms of this Article, (i) use or permit the premises or any part thereof to be used for any purposes other than those specified in the lease, (ii) sublet or underlet the premises or any part thereof, (iii) permit the premises or any part thereof to be occupied by anyone other than the Tenant or its officers or employees, (iv) mortgage or encumber this lease or any interest therein, (v) assign or transfer, by operation of law or otherwise, this lease or any interest therein.

      (b) The Tenant shall not, without having first obtained the Landlord's prior written consent thereto, (i) use or permit the premises or any part thereof to be used for any purposes other than those specified in the lease, or
(ii) mortgage or encumber this lease or any interest therein.

                                                                  PLEASE INITIAL


      (c) The Tenant shall not, except in accordance with the provisions of paragraphs (d) through (l) of this Article, (i) assign or transfer, by operation of law or otherwise, this lease or any part therein, (ii) sublet or underlet the premises or any part thereof, or (iii) permit the premises or any part thereof to be occupied by anyone other than the Tenant or its officers or employees.

      (d) If the Tenant shall desire to assign this lease or to sublet the whole or any part of the premises or to permit the premises to be occupied by any person other than the Tenant, the Tenant will notify the Landlord as to (i) the action which the Tenant proposes; (ii) the portion of the premises with respect to which the Tenant proposes to take such action (the "Affected Premises");
(iii) the name and business address of the proposed assignee, sublessee or occupant (the "Proposed Undertenant"); (iv) the name and residence address of the officers and principal stockholders of the Proposed Undertenant, if a corporation is involved, or the names and residence addresses of the partners thereof if a partnership or joint venture is involved; (v) the information, in reasonable detail, as to the Proposed Undertenant which is required to permit the Landlord to make the determinations described in paragraph (h) below, (vi) the terms upon which the Tenant proposes to assign this lease or sublet the premises or permit the premises to be occupied by the Proposed Undertenant (including the terms under which any additions, alterations or decorations are to be made to the Affected Premises and the terms on which the Proposed Undertenant is to buy or lease any fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property from the Tenant), and (vii) the name and address of any real estate broker or other person to whom a commission may be owed by any person in connection with such assignment, subleasing or occupation. (The Tenant's notice of desire to assign, sublease or permit occupancy of the Affected Premises by others, with the information prescribed above is hereafter referred to as a "Tenant's Subleasing Notice").

      (e) By written notice executed by the Landlord and delivered to the Tenant within thirty (30) days following receipt of the Tenant's Subleasing Notice (for the purposes hereof such notice shall nor be deemed to have been received by the Landlord until all of the information required by paragraph (d) above shall have been furnished to the Landlord), the Landlord shall have the absolute right to select one of the alternatives set forth in paragraphs (f), (g) or (h) below.

                                                                  PLEASE INITIAL


      (f) In the event of a proposed assignment of this lease or the subleasing or occupation of the entire premises subject to this lease for the then remaining balance of the term of this lease, (i) the Landlord may elect to require the Tenant to surrender the premises to the Landlord and terminate this lease with respect to the premises on the last day of the second complete calendar month following the Tenant's Subleasing Notice and comply with the provisions of this lease respecting surrender at the end of the term not later than such date or (ii) the Landlord may give its consent to any such assignment, sublease or occupation. Any subletting or occupancy by a third party as a consequence of which 25% or less in an area of the Premises shall remain in occupancy by the Tenant herein named may, at the Landlord's option, be considered a subleasing of the whole of the Premises.

      (g) In the event of a proposed subleasing or occupation of less than the entire premises subject to this lease or the entire premises for less than the then remaining balance of the term of this lease, (i) the Landlord may elect to require the Tenant to surrender to the Landlord and vacate the Affected Premises not later than the date upon which the proposed subleasing or occupation is proposed to commence and comply on such date with the provisions of this lease as to surrender at the expiration of the term with respect to the Affected Premises, and the Tenant shall, at its expense, erect the partitioning required to separate the Affected Premises from the remainder of the premises, create any doors required to provide an independent means of access to the Affected Premises from elevators and


                                       (2)
lavatories and to segregate the wiring and meters and electric current facilities, so that the Affected Premises may be used as a unit for commercial purposes, separate from the remainder of the premises remaining in occupation of the Tenant; in which event the rent and all additional rent payable under this lease shall be reduced proportionately with the diminution in the area of the premises upon surrender of the Affected Premises; or (ii) the Landlord may give its consent to any such sublease or occupation.

      (h) In the case of an assignment, the Landlord shall be under no obligation to consent thereto or to select one of the alternatives set forth in paragraph (f) above, unless the Landlord's investigation of the financial standing of the proposed assignee discloses that there is no reason to doubt the financial ability of the assignee to carry out its obligations under this lease for the balance of the term and the Landlord's investigation of the manner in which the proposed assignee conducts its business indicates that the assignee will conduct its business in the premises in conformity with the requirements of this lease or that there will be no interference with the orderly conduct of their business and the enjoyment of their premises by other tenants in the building. In the case of a sublease or occupation, the Landlord shall be under no obligation to consent thereto or select one of the alternatives set forth in paragraph (f) or (g) above, as the case may be, unless the Landlord's investigation of the nature of the business of the proposed sublessee or occupant or the manner in which the proposed sublessee or occupant will conduct such business indicates that there is no reason to doubt that such business will be conducted in conformity with the requirements of this lease and that the use of the premises by the proposed sublessee or occupant will not result in damage to or deterioration of the premises or the building, or interfere with the orderly conduct of their businesses and the enjoyment of their premises by other tenants in the building. The Landlord shall be under no obligation to consent to any assignment of this lease or any subletting or occupation of the premises to or by any person other than the Tenant unless the criteria set forth in this paragraph are satisfied.

                                                                  PLEASE INITIAL

      (i) If the Landlord's Subleasing Notice shall be to the effect that the Landlord elects that the Affected Premises be surrendered, then the Affected Premises shall be surrendered in accordance with clause (i) of paragraph (f) or
(g) above, as the case may be, and any work required to be done to separate the Affected Premises from the remainder shall be commenced promptly following the Tenant's receipt of the Landlord's Subleasing Notice and carried on with diligence and continuity.


                                       (3)

      (j) No consent given by the Landlord shall be deemed to permit any act except the act to which it specifically refers, or to render unnecessary any subsequent consent, and any assignment or subletting of the premises shall not relieve the Tenant or any mesne assignee from any obligations, duty or covenant under this lease, and in all cases a violation of any of the covenants or duties or obligations under this lease by a subtenant or assignee shall, in addition, be deemed to be the act of the Tenant herein. No assignment, transfer, mortgage, encumbrance, subletting or arrangement in respect of the occupancy of the premises shall create any right in the assignee, transferee, mortgagee, subtenant or occupant, unless the consent of the Landlord shall first have been obtained, and unless, if an assignment is involved, the transferee or assignee shall have delivered an agreement duly executed by the assignee or transferee wherein the assignee or transferee assumes and agrees to pay or otherwise keep and perform the obligations of the Tenant in this lease or, if a sublease is involved wherein the sublessee agrees that any act or omission by the sublessee which, if performed or omitted by the Tenant under this lease would be a default thereunder shall also be a default under the provisions of the sublease. Any assignee by accepting an assignment shall nevertheless be conclusively deemed to have assumed this lease and all obligations already accrued or to accrue thereunder and further to have agreed to fully and duly perform all the Tenant's covenants herein contained. If the Tenant shall, at any time, be in default in the payment of rent, the Landlord shall have the right to collect rent from any assignee, undertenant or occupant, and credit the same to the account of the Tenant, and no such collection shall constitute a waiver of the foregoing covenant or the acceptance of anyone other than the Tenant, as Tenant or shall otherwise release, impair or otherwise affect any obligation of the Tenant under this lease. Immediately following the execution and delivery of any assignment of this lease or any subleasing of the premises or an agreement as to the occupancy thereof, the Tenant will furnish a duplicate of the instrument in question to the Landlord.

                                                                  PLEASE INITIAL


      (k) Subject to paragraphs (j) and (l) of this Article and to continued compliance with Article FIRST of this lease, the Tenant is authorized to sublease portions of the premises to a subsidiary corporation or corporations or to a corporation affiliated with the Tenant, without compliance with the provisions of paragraph (c) through (g) of this Article. A subsidiary corporation shall mean and include a corporation of which the Tenant owns and holds at least a majority of each class of stock which is authorized to vote at the time when the sublease is executed. An affiliated corporation shall mean and include a corporation which is owned and


                                       (4)
controlled by the corporation which owns and controls the Tenant by ownership of at least a majority of each such class of stock. Before making any sublease to any such subsidiary or affiliated corporation, the Tenant shall certify to the Landlord the manner in which such subsidiary or affiliated corporation is related to and controlled by the Tenant and the purposes for which the subleased premises will be used. If the Tenant is a corporation or partnership, the transfer of a controlling interest in such entity shall be deemed an assignment.

      (l) Anything herein to the contrary notwithstanding, the Tenant may not assign this lease or sublet or permit the occupancy by any other party of all or any part of the demised premises at any time when the Tenant has not paid any rent and additional rent when it is payable or at any time prior to the expiration of the first twelve months following the commencement of the term of this lease. The Tenant shall furnish the Landlord with a counterpart (which may be a conformed or reproduced copy) of each sublease, assignment or agreement of occupancy made hereunder within ten days after the date of its execution. Tenant shall remain fully liable for the performance of all of Tenant's obligations hereunder notwithstanding anything provided for herein, and without limiting the generality of the foregoing, shall remain fully responsible and liable to Landlord for all acts and omissions of any subtenant, assignee or occupant or anyone claiming under or through any such person which shall be in violation of any of the obligations of this lease and any such violation shall be deemed to be a violation by Tenant. Tenant shall pay Landlord on demand any expense which Landlord may reasonably be required to incur in acting upon any request for consent pursuant to this Article.

                                                                  PLEASE INITIAL


      (m) Notwithstanding anything else in this Article, the Landlord shall have the right to condition its consent so any proposed sublease of all or a portion of the premises on the following:

      (i) The Tenant shall not be in default in the payment of rent or the performance of any other of its obligations under this lease.

      (ii) The Tenant shall have delivered to the Landlord a Tenant's Subleasing Notice as required by Subparagraph (d) above.

      (iii) The Tenant shall have complied with the provisions of paragraphs (j) and (l) of this Article.

      (iv) The Tenant shall grant the Landlord a security interest in the sublease and the rents payable thereunder and shall take all necessary steps required to perfect such security interest.


                                       (5)

      (v) The sublease shall include a provision to the effect that if the Landlord shall notify the sublessee that the Tenant is in default in the payment of rent or the performance of its other obligations under this lease the sublessee shall, if so requested by the Landlord pay all rent and other amounts due under the sublease directly to the Landlord.

      (n) At the request of the Landlord, the Tenant will furnish to the Landlord, within ten days of receipt of a request therefor, a certificate executed in the name and on behalf of the Tenant, confirming that, except as previously consented to in writing by the Landlord or as otherwise specifically set forth in such certificate, the Tenant has not (i) used or permitted the premises or any part thereof to be used for any purposes other than those specified in this lease, (ii) mortgaged or encumbered this lease or any interest therein, (iii) assigned or transferred, by operation of law or otherwise, this lease or any interest therein, (iv) sublet or underlet the premises or any part thereof, or (v) permitted the premises or any part thereof to be occupied by anyone other than the Tenant or its officers or employees. With respect to any exception to clauses (i) through (v) above which the Landlord has not previously consented to in writing, the Landlord in its sole discretion, may either consent thereto (which consent may be subject to any conditions specified by the Landlord) or exercise the rights and remedies available to the Landlord under the terms of this lease.

                                                                  PLEASE INITIAL


      (o) In the event the Tenant obtains the consent of the Landlord pursuant to paragraph (f) or (g) above and sublets or assigns all or a portion of the premises, the Tenant shall pay to the Landlord, monthly, as additional rent, fifty percent (50%) of all Subleasing Profit (as hereinafter defined). "Subleasing Profit" shall mean all consideration received by the tenant, less
(i) the rent and additional rent payable by the Tenant under this lease for the period in question (exclusive of any amount payable by the Tenant under this subparagraph (o)), (ii) any brokerage commission (not exceeding 110% of those set forth in Landlord's brokerage commission schedule as published from time to time) and reasonable legal fees paid by the Tenant in connection with such subletting and assignment, (iii) the unamortized cost of demising and improving the premises for subtenant, and (iv) any amounts paid by Tenant to subtenant as a cash or rental concession.

      (p) Notwithstanding anything to the contrary herein, in the event that the Tenant intends to sublet not more than 40% of the premises (measured in the area), the Landlord will not seek to recapture such premises and will not unreasonably withhold or delay its consent to any proposed sublease.


                                       (6)

THIRTY-NINTH: If the Landlord has instituted, or shall institute, a security guard program at the building under contract with a recognized security guard or patrol agency which shall supply guards for lobby, hall, loading bank and other patrol services at the building on a contract basis, the Tenant will, within ten days following receipt of a statement from the Landlord of the Landlord's expenditures for the security guard services, pay to the Landlord the Tenant's proportionate share of 121% of the Landlord's expenditures for the security guard services for the building. The amount payable hereunder shall constitute additional rent. Statements of the Landlord's expenditures in successive periods of 90 days following the institution of the service shall be submitted not more frequently than once in each period of three months during the term. The Tenant's proportionate share of the Landlord's expenditures for the security guard services shall be that fraction of such expenditures for a three-month period of which the numerator is the number of square feet of the rentable area of the premises and the denominator is the number of square feet of the rentable area of the building which at the expiration of each three-month period in question was under lease and occupied or under lease to be occupied by other tenants. Any basement or ground floor rentable space whose area is to be computed and used in the foregoing fraction shall be computed on a net measurement basis, all other rentable areas are to be computed on a gross measurement basis.

                                                                  PLEASE INITIAL

      The Landlord may discontinue any such security guard program at any time after 90 days' notice to the Tenant of the Landlord's election so do so.

FORTIETH: In addition to the elevator service described in paragraph TWENTY-NINTH of this lease, the Landlord will maintain in service and available for the use of the Tenant, one passenger elevator at all times on all days of the week, including Saturdays, Sundays and legal holidays. In the event that the Tenant requires freight elevator service, or heat on Saturdays, Sundays, federal and state holidays and all holidays recognized by the unions representing Landlord's building personnel or during hours in addition so those prescribed under paragraph TWENTY-NINTH of this lease, the Landlord will furnish the additional elevator service or heat or both, as the case may be, upon notice of the Tenant's need therefor. Such notice may be written or oral and shall be given as long a time as practicable prior to the time when the additional heat or freight elevator service is required. The Tenant will pay for any additional freight elevator service and heat furnished after the hours prescribed in


                                       (7)
paragraph TWENTY-NINTH at the respective prevailing rates per hour as established from time to time by the Landlord for such services at the building or in the buildings of the Landlord, generally, for each hour during which the additional service is supplied. All charges for additional freight elevator service and heat shall be payable when billed and in the event of default of payment therefor, the Landlord may refuse further service and the amount unpaid shall be deemed additional rent for which the Landlord shall have all the remedies for collection herein specified with respect to rent. The failure on the part of the Landlord to furnish such additional elevator service or heat, if due to breakdowns, repairs, maintenance, strikes, or other causes beyond the control of the Landlord, shall involve no liability on the part of the Landlord nor shall it constitute an eviction.

FORTY-FIRST: The Tenant is hereby granted the privilege of occupying the premises subject to all of the terms, covenants and conditions of this lease, including, but not limited to, the payment of any service charges for electric current, water, sprinkler maintenance and any overtime elevator or heat service and to the payment of any additional rent payable pursuant to the provisions of Article THIRTY-SEVENTH of this lease but otherwise free of the payment of fixed rent during the following periods:

                                                                  PLEASE INITIAL


      (i) During the period beginning with the tender of possession of the premises by the Landlord to the Tenant at any time prior to the commencement of the term of this lease and ending on March 31, 1999, the date prior to the commencement of the term.

      (ii) During the period of the term of this lease commencing on April 1, 1999, and ending on May 31, 1999.

      The right to occupy the premises free of rent during the periods set forth in clause (ii) of this Article FORTY-FIRST shall be subject to the condition that the Tenant shall not default in the payment of any other fixed rent, or any additional rent or any other charge due under this lease or in the performance of the other terms, covenants and conditions thereof. In the event of any such default, then fixed annual rent at the monthly rate set forth in this lease shall be payable during the period in which the Tenant would otherwise be entitled to the use of the premises free of fixed annual rent. Any such payment shall be paid within 10 days following demand and shall constitute additional rent under this lease.

FORTY-SECOND: In the event that the Landlord, for any reason, shall be unable to give exclusive possession of the premises hereby demised by the first day of April 1999, this lease shall


                                       (8)
nevertheless continue in full force and effect and the Landlord shall tender and the Tenant will take possession of said premises under the terms of this lease as soon as the Landlord shall have tendered possession thereof to the Tenant; the fixed rent, however, to begin on the date which is the 61st day following the date upon which such possession is tendered to the Tenant. See Rider to Article Forty-Second

FORTY-THIRD: The Tenant represents and warrants to the Landlord that all of the Tenant's negotiations respecting this lease which were conducted with or through any person, firm or corporation, other than the officers of the Landlord, were conducted through H. L. Poretsky Associates, Inc., 130 Fifth Avenue, New York, New York, real estate brokers.

      Tenant agrees to indemnify and hold Landlord harmless from any and all costs and expenses, including without limitation, Landlord's legal fees and expenses paid or incurred by Landlord in connection with any claim by a broker, co-broker and/or finder in connection with this lease as a result of any action by Tenant, its agents, or employees.

                                                                  PLEASE INITIAL

FORTY-FOURTH: Provided that the Tenant shall not be in default in the performance of its obligations hereunder (after giving effect to any applicable grace period) either on (i) the date on which notice is given as hereinafter provided, or (ii) March 31, 2001, the Tenant shall have the right to extend this lease for a period of two years (that is, so that the termination date shall be March 31, 2003) by giving the Landlord written notice of the Tenant's election to do so not later than November 1, 2000. In the event the Tenant shall extend the Lease as provided for in this Article for such additional two years, then commencing April 1, 2001 the Tenant shall continue to pay to the Landlord (i) annual fixed rent at the rate of $310,500.00 per annum and (ii) additional rent pursuant to Article THIRTY-SEVENTH OR THIRTY-EIGHTH of the Lease, as the case may be.

TENTH (a) (re-written) Electric current is to be supplied by the Landlord. The Tenant covenants and agrees to purchase the Tenant's requirements therefor at the premises from the Landlord or the Landlord's designated agent at 105% of (i) the rates set forth in the rate schedule of Consolidated Edison Company of New York, Inc. applicable to the building (or the conjunctional group in which the building is included), plus (ii) a rate adjustment amount equal to all sales, use and gross receipt taxes and other governmental charges or levies,


                                       (9)

Rider to Article Forty-Second

In the event Landlord is unable to deliver possession of the premises by April 1, then in that event the commencement date of this Lease shall be five (5) days after Landlord shall have tendered exclusive possession of the demised premises to Tenant.

Notwithstanding anything to the contrary contained in this Lease or any Rider to this Lease, in the event the Landlord is unable to deliver exclusive possession of the Premises to Tenant by May 1, 1999, then in that event Tenant shall have the right to cancel this Lease by written notice (via facsimile or first class mail) to Landlord's Associate Director of Commercial Real Estate, Donna M. Leto no later than May 10, 1999 and upon receipt of said notice, Landlord shall immediately return to Tenant all prepaid rent and security deposits and other rent paid to Landlord pursuant to this Lease and upon such repayment to Tenant, this Lease shall terminate and be of no further force and effect.

generally applicable to the purchase and sale of electricity in New York City (and without regard to whether the Landlord is exempt from paying or collecting any such tax, charge or levy); PROVIDED, HOWEVER, that if such rate schedule includes any adjustment for time-of-day for either demand or consumption, the rate applicable to the Tenant's demand for and consumption of electricity, shall be that specified for the peak period. The calculation of the rate shall include the effect of all direct and indirect charges which affect the cost of the electricity, including without limitation, consumption charges, demand charges and fuel cost escalation charges. All amounts payable with respect to electricity constitute additional rent under this lease.

                                                                  PLEASE INITIAL
                                                                        AW


                                      (10)

                                   WORK SHEET

      Attached to and made part of lease dated 11 March 1999 between THE RECTOR, CHURCH-WARDENS AND VESTRYMEN OF TRINITY CHURCH ON THE CITY OF NEW-YORK, Landlord.

and CYBER DIALOGUE, INC., Tenant.

Building  304 Hudson Street
        -----------------------------
Space     Part 4th Floor
     --------------------------------

      It is agreed that the following work is to be done by the Landlord at the Landlord's expense:

1. No work to be done by Landlord. Deliver premises in "as is" condition.

      It is stipulated and agreed that the foregoing constitutes the memorandum of repairs or decorations to be done by the Landlord referred to in the attached and all the work to be done by the Landlord in the demised premises, except as otherwise expressly PROVIDED in the attached lease.

      It is further stipulated and agreed that the aforesaid work shall be commenced by the Landlord as soon as possible after the signing of the attached lease and the payment by the Tenant of the first installment of rent and the performance by the Tenant of any other obligations to be performed by the Tenant at the time of the signing of the lease and shall be completed with reasonable diligence, PROVIDED that the Landlord shall not be required to do the work on days or hours other than usual working days and hours in the trades in question.

      Subject to the foregoing provisions the Landlord reserves the right, after according reasonable consideration to the Tenant's wishes in the matter, to make all decisions as to the time or times when, the order and style in which, said work is to be done, and the labor or materials to be employed therefor. The work shall be done, unless the Landlord otherwise directs, during the usual working hours observed by the trades in question. It is stipulated and agreed that in case the Landlord is prevented from commencing, prosecuting or completing said work, due to the Landlord's inability to obtain or difficulty in obtaining the labor or materials necessary therefor, or due to any governmental requirements or regulations relating to the priority or national defense requirements, or due to any other cause beyond the Landlord's control, the Landlord shall not be liable to the Tenant for damages resulting therefrom, nor shall the Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in the Tenant's favor that such failure constitutes actual, constructive, total or partial eviction from the demised premises.

                            THE RECTOR, CHURCH-WARDENS AND VESTRYMEN OF TRINITY CHURCH IN THE CITY OF NEW-YORK, Landlord.

                            By:
                               -------------------------------------------------
                                           Director of Leasing

                                           CYBER DIALOGUE, INC.
                            ----------------------------------------------------
                                                                    Tenant


                            By:           /s/ ANDREW WATT CFO
                               -------------------------------------------------

                              Rules and Regulations

      1. The Tenant shall not clean, nor require, permit or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or of the Rules of the Board of Standards and Appeals, or of any other board or body having or asserted jurisdiction;

      2. All machinery shall be kept in approved settings, sufficient to absorb any shock and prevent any noise, vibration or annoyance in the building of which the demised premises are a part and shall be provided with oil pans between such machinery and the floor beneath it, sufficient to prevent the seepage of oil on or into the floors;

      3. No acid that in any way may injure any of the pipes or plumbing equipment in the building shall be poured or allowed to drain into the pipes or plumbing equipment thereof, but shall in the event that the building is provided with an acid line be poured or allowed to drain only therein, or if there be no acid line, shall be neutralized in a manner satisfactory to the Landlord. No substance which may cause any objectionable odor shall be left in the demised premises;

      4. During the cold season, the windows shall be kept closed to maintain the temperature of the demised premises and so prevent any freezing thereof, or of any equipment or appliance therein;

      5. All trucks, vehicles or conveyances used by the Tenant in the demised premises shall have rubber-tired wheels;

      6. The Tenant's employees, except clerical or executive help, shall, if the Landlord so directs, at all times use only the combination passenger and freight elevator, if any, in going into or coming out of the demised premises;

      7. No sign or lettering shall be inscribed on any door, wall or window of the demised premises which is visible from the street or the portion of the building used in common by other tenants except such as may be approved in writing by the Landlord or its agents or designee;

      8. No additional locks or bolts shall be placed anywhere upon or within the demised premises or any on rooms therein, unless duplicate keys thereto be given to the Landlord and all such keys must, on the termination of this lease, be surrendered to the Landlord;

      9. The Landlord may exclude any persons visiting or attempting to visit the premises between 7 P.M. and 8 A.M. and on Saturdays, Sundays and the holidays recognized as such by the state or federal government unless such person shall be equipped with a pass signed by the Tenant and unless each person shall sign his name and the premises which he is to visit on the night report.

      10. The sanitary and safety facilities used solely by the Tenant or by the Tenant in common with other occupants of the building of which the demised premises are a part, shall be used only for the purposes for which they were constructed;

      11. No signs, signals, devices, displays, sounds or advertisements visible or audible from the street or from the halls and other parts of the building used in common by the Tenant and other tenants shall be inscribed, erected or maintained unless the kind, style, location and manner thereof shall have been approved in writing by the Landlord and if any sign, signal, sound display or advertising be erected, made or inscribed without such approval, the Landlord may remove the same and charge the cost of so doing to the Tenant as additional rent. Any sign or display which may be installed by the Tenant shall be kept in good order and repair and in a neat and attractive condition. The Landlord reserves the right to use the roof and outside walls surrounding the premises for sign purposes. The Landlord may remove any sign or signs or displays in order to paint the premises or any part of the building, or make any repairs, alterations or improvements in or upon the premises or building, or any part thereof, provided it causes the same to be removed and replaced at the Landlord's expense, whenever the said painting, repairs, alterations or improvements shall have been completed;


                                      (13)

                                      (14)


      12. No advertising which, in the opinion of the Landlord, tends to impair the reputation of the building or its desirability as a loft or office building, shall be published or caused to be published by the Tenant and, upon notice from the Landlord, the Tenant shall refrain from or discontinue such advertising;

      13. Awnings, antennae, serials, ventilating and air-conditioning apparatus or other projections from the window or outside walls of the demised premises shall not be erected or installed. All air-conditioning apparatus installed in windows shall be so arranged that condensate does not drain on the outside of the building wall or into the street;

      14. The lights, skylights, entrances, passages, courts, elevators, stairways, loading platforms, halls or any part of the building intended for the use in common by the Tenant and the other occupants thereof shall not be obstructed or encumbered (whether by means of storing of materials and skids or otherwise). In the event of any such encumbrance or obstruction, the Landlord may remove the material causing such encumbrance or obstruction and cause it to be stored and charge the cost of doing so to the Tenant. No courtyard or yard appurtenant to the premises or the building shall be used for parking vehicles of any kind;

      15. No part of the premises or the building shall be marked, painted, drilled into, or in any way defaced. No laying of linoleum, or other similar floor covering so that the same shall come in direct contact with the floor of the demised premises shall be made; and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water. Cements and other similar adhesive material shall not be used. Removal of any alterations, decorations or improvements in compliance with paragraph Fourth of this lease shall include the removal of all linoleum, lining and adhesive material;

      16. No part of the demised premises shall be used in a manner or for a purpose that is substantially objectionable to the Landlord or to another tenant, or which in the reasonable judgment of the Landlord, might cause structural injury to the building;

      17. The Tenant's employees shall not stand or loiter around the hallways, stairways, elevators, front, roof or any other part of the building used in common by the occupants thereof;

      18. No load shall be placed upon any floor of the building exceeding the floor load per square foot area which such floor was designed to carry, and all loads shall be evenly distributed. The Landlord reserves the right to prescribe the weight and position of all safes, machinery and other personal property in the premises which must be placed so as so distribute their weight;

      19. Nothing shall be thrown out of the windows or doors, or down the passages or skylights of the building, nor shall any of them be covered, obstructed or encumbered. No improper noises shall be made in the building, nor shall birds or animals be brought therein;

      20. Where freight elevators are provided by the building and are in operation, all deliveries shall be made to or from the demised premises exclusively by means of such elevators;

      21. Any one doing janitorial work for the Tenant shall at all times be subject to order and direction by the superintendent of the building, although he shall not be the servant of either the superintendent or the Landlord;

      22. No peddling, soliciting or canvassing shall be permitted in the premises or by the Tenant's employees elsewhere in the building;

      23. The Landlord may prescribe, and from time to time vary, the time for any removals or deliveries from or into the premises, at any time, and such prescriptions shall apply whether or not the material so removed or received is the property of the Tenant. Removals or deliveries of safes, machinery and any other heavy or bulky matter shall be done only upon written authorization of the Landlord and only in such manner and by such persons as may be acceptable to the Landlord, and the Landlord may require any further assurances or agreements or indemnity from the Tenant and the movers to that effect. The Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part;

      24. The Tenant shall not permit its servants, employees, agents, visitors or licensees, at any time to bring or keep upon the premises any inflammable, combustible or explosive fluid, chemical or substance or cause or permit any unusual or objectionable odors to be produced upon or emanate from the premises;

      25. The passenger and service elevators, other than automatic self-service elevators, if any, shall be operated only by employees of the Landlord, and must not in any event be interfered with by the Tenant, his servants, employees, agents, visitors or licensees. Manned freight elevators will be operated only during such hours as the Landlord may from time to time determine;

      26. The Tenant shall not use any other method of heating than that supplied by the Landlord;

      27. If the premises consist of basement space, or if any merchandise of the Tenant is stored in the basement portion of the building, all such merchandise shall, at the Tenant's own cost and expense, be placed entirely on skids or platforms, which will raise such merchandise at least six inches from the floor;

      28. No drilling in floors, walls or ceilings shall be done except in compliance with paragraph Fourth of this lease and no such drilling shall be done during usual business hours unless authorized by the Landlord in writing;

      29. No vending machine shall be installed or permitted to remain in the premises unless the Landlord shall first have given its specific written authorization for the installation of each such machine. The Tenant shall not authorize or permit any vendor of sandwiches, coffee, or other foods, candies or, beverages to enter the premises for the purpose of soliciting sales of such wares to the Tenant's employees.

      THE TERMS, COVENANTS AND CONDITIONS contained in the foregoing lease shall be binding on, and shall enure to the benefit of the parties hereto, and their respective legal representatives, successors, and assigns, but no assignment made or purported to be made in violation of the provisions of this lease shall vest in such assignee any right or title in or to this lease or in or to the estate hereby created.

      IN WITNESS WHEREOF, this agreement, consisting of fifteen (15) printed pages numbered 1 to 15 and typewritten or printed rider pages bearing clauses numbered EIGHTEENTH (re-written) and THIRTY-SEVENTH to TENTH(a) (re-written) inclusive, has been signed and sealed by the parties hereto, the day and year first above written.

                                    THE RECTOR, CHURCH-WARDENS, AND VESTRYMEN OF
  Attest:                           TRINITY CHURCH IN THE CITY OF NEW-YORK
  As to Landlord:

                                    By:
                                       -----------------------------------------
------------------------                          Director of Leasing
Executive Vice President
    of Real Estate
                                    --------------------------------------------
                                                 Finance Department

                                      CYBER DIALOGUE, INC.
  Attest:                           ---------------------------------------
  As to Landlord:                                    Tenant


                                      /s/ ANDREW WATT
------------------------            ---------------------------------------(L.S)


                                      /s/ ANDREW WATT CFO
                                    ---------------------------------------(L.S)


                                      (15)

--------------------------------------------------------------------------------

                                  [Map Omitted]

--------------------------------------------------------------------------------

                                      NOTES
                              ---------------------

                                 PLEASE INITIAL
                              =====================

                              =====================

                                  EXHIBIT "A"

--------------------------------------------------------------------------------

                                      304
                                  HUDSON STREET

--------------------------------------------------------------------------------
                                 4TH FLOOR PLAN
--------------------------------------------------------------------------------
                            Date:
                              08/10/98       No Scale
--------------------------------------------------------------------------------

                                [LOGO] TRINITY
                                  REAL ESTATE
                            PARISH OF TRINITY CHURCH
                         74 TRINITY PLACE, NY NY 10006
                                 (212) 602-0867

--------------------------------------------------------------------------------

      AMENDMENT OF LEASE dated as of December 24, 1999 by and between THE RECTOR, CHURCH-WARDENS AND VESTRYMEN OF TRINITY CHURCH IN THE CITY OF NEW YORK, a religious corporation having its offices at 74 Trinity Place, New York, New York 10006, as Landlord (the "Landlord"), and CYBER DIALOGUE, INC., a Delaware corporation having its offices at 304 Hudson Street, New York, New York 10013, as Tenant (the "Tenant").

                              W I T N E S S E T H:

      WHEREAS, by lease dated as of March 11, 1999 (the "Lease"), the Landlord leased to Tenant, and the Tenant leased from the Landlord a portion of the fourth floor (the "4th Floor Premises") in the building known as 304 Hudson Street, New York, New York (the "Building") for a term expiring March 31, 2001; and

      WHEREAS, the Tenant wishes to lease from the Landlord, and the Landlord wishes to lease to the Tenant, a portion of the fifth floor in the Building (the "5th Floor Premises"; the 4th Floor Premises and the 5th Floor Premises are sometimes collectively referred to herein as the "Premises"), as indicated by the cross-hatched area on Exhibit "B" annexed hereto, on the terms and conditions set forth herein, and the parties desire to amend the Lease accordingly; and

      WHEREAS, capitalized terms used herein shall have the meaning ascribed to them in the Lease, except as otherwise specifically set forth herein.

      NOW, THEREFORE, in exchange for the mutual covenants and promises made herein, the parties agree as follows:

      1. Term: The Landlord hereby leases to the Tenant, and the Tenant hereby leases from the Landlord, the 5th Floor Premises for a term commencing as of the date set forth above and expiring on November 30, 2004 (or until such term shall sooner cease and expire or be terminated as provided in the Lease).

      2. Rent: The annual fixed rent for the 5th Floor Premises (the "5th Floor Rent") shall be One Hundred Ninety Eight Thousand Two Hundred Sixty Nine and 50/100 Dollars ($198,269.50), payable in equal monthly installments of Sixteen Thousand Five Hundred Twenty Two and 46/100 Dollars ($16,522.46). The Tenant shall continue to pay annual fixed rent with respect to the 4th Floor Premises as set forth in the Lease.

      3. Additional Security Deposit: The Tenant shall deposit with the Landlord an additional security deposit of Seventy Thousand and 00/100 Dollars ($70,000.00), which shall be held in accordance with the provisions of Article TWENTY-EIGHTH of the Lease. In lieu of delivering cash for the additional security deposit, the Tenant may deliver to the Landlord an unconditional, irrevocable and transferable letter of credit (such letter of credit or any extension or replacement thereof, being hereinafter referred to as the "Letter of Credit") issued for the account of the Landlord by a New York Clearing House bank acceptable to the Landlord, in substance satisfactory to the Landlord, which Letter of Credit is to be held by Landlord in accordance with the terms of Article TWENTY-EIGHTH. The Letter of Credit shall permit the Landlord or its duly authorized representative (1) to draw thereon up to the full amount of the credit evidenced thereby upon presentation of the Letter of Credit and a sight draft in the amount to be drawn and (2) to draw the full amount thereof to be held as cash security pursuant to this Article if for any reason the Letter of Credit is not renewed within sixty (60) days prior to its expiration date. The Letter of Credit shall be fully transferable by the Landlord and its successors and assigns without charge to the Landlord. In the event that the expiration date of the Letter of Credit is prior to sixty (60) days after the Expiration Date (or sixty days after any subsequent date through which the term of this lease may be extended), if the Landlord receives notice from the bank or the Tenant that the Letter of Credit is not being renewed or in the event that the Tenant has not delivered a replacement cash security deposit or Letter of Credit to the Landlord by thirty (30) days before the expiration of the Letter of Credit, then the Landlord, acting through one of its duly authorized representatives, shall be entitled to present the Letter of Credit for immediate payment of the then potential amount available pursuant to the Letter of Credit, and the amount of the Letter of Credit shall become the Deposit hereunder and shall be held, applied and returned by the Landlord in accordance with the terms provided by the lease for the holding, application and return of the Deposit. If the Letter of Credit is not being renewed but the Tenant does deliver a replacement Deposit or a similar Letter of Credit by thirty (30) days before expiration of the Letter of Credit, then the Landlord shall not thereafter be entitled to present the expiring Letter of Credit for payment of any amounts.

      4. Electricity: Article TENTH (a) (re-written) shall apply with respect to the 5th Floor Premises, except that, with respect to the 5th Floor Premises, the reference to "105%" therein shall be amended to be "108%".

      5. Demolition: If the Landlord terminates the Lease with respect to the 5th Floor Premises in accordance with the provisions of Article ELEVENTH (b) of the Lease, and, if on the date of termination (i) the Tenant is not in default in the payment of rent, additional rent and other amounts due under the lease, and (ii) the Tenant actually surrenders the premises on the date of termination, then concurrently with the surrender of the premises the Landlord shall pay to the Tenant the unamortized cost of any alterations and improvements in the 5th Floor Premises made by the Tenant at the Tenant's expense (excluding moveable furnishings and machinery and equipment), as calculated in accord with the provisions of the following sentence. The expression "unamortized cost" with reference to alterations and improvements in the 5th Floor Premises made by the Tenant at the Tenant's expense shall mean a sum equal to the actual expenditures of the Tenant in excess of the amounts paid by the Landlord pursuant to the provisions of Paragraph 7 of this Lease Amendment (up to a maximum of $67,210) for alterations and improvements in the 5th Floor Premises (excluding items of moveable furnishings, machinery and equipment), less an amount equal to the product obtained by multiplying such expenditures by a fraction, of which the numerator shall be the number of months of the term of the lease with respect to the 5th Floor Premises prior to the date of termination specified in the Landlord's notice of termination and of which the denominator is 60. If the Tenant shall make alterations and improvements in the 5th Floor Premises at its expense with respect to which it may wish to have the benefit of reimbursement pursuant to this paragraph, the Tenant shall furnish the Landlord within 60 days following the completion of the alterations and improvements with a statement, in writing, certified to be correct by an officer or partner of the Tenant setting forth the amount of the Tenant's expenditures for the alterations and improvements broken down in reasonable detail to show the nature of the various alterations and improvements with respect to which such expenditures were made and the amount of the Tenant's expenses for each such alteration and improvement. The Tenant shall furnish the Landlord with receipted copies of bills and such other additional information as the Landlord may reasonably request.

      6. Tax and CPI Escalation: The Tenant shall continue to pay Real Estate Tax and CPI Escalation for the 4th Floor Premises in accordance with the provisions of Article THIRTY-SEVENTH of the Lease. The Tenant shall pay Real Estate Tax Escalation and CPI Escalation for the 5th Floor Premises in accordance with the provisions of Article THIRTY-SEVENTH of the Lease, except that (i) "Tenant's Proportionate Share" with respect to the 5th Floor Premises shall mean .0274; (ii) the "Base Index" with respect to the 5th Floor Premises shall mean the Index as last published prior to December 1, 1999; (iii) the "Computation Date" with respect to the 5th Floor Premises shall mean the first day of December, 2000 and, in Subsequent Years, its anniversary date; and (iv) in Article THIRTY-SEVENTH (c), Comparative Statements for the 5th Floor Premises shall be rendered on or before January 1, 2001, and on or before that day in each Subsequent Year.

      7. Improvement Allowance: It is agreed that the Tenant will modify and improve the 5th Floor Premises to prepare them for the Tenant's initial occupancy (the "Initial Improvements"), which Initial Improvements shall be performed in accordance with the terms of the Lease. The Landlord will reimburse the Tenant for the Initial Improvements up to a maximum of $67,210 (the "Improvement Allowance") over and above the items included in the Work Sheet annexed to this Lease Amendment (and the Tenant will pay the cost of the Initial Improvements in excess of such amount), all in accordance with, and subject to the limitations set forth in subparagraphs (a) through (d) below:

      (a) The Initial Improvements for which reimbursement may be sought are the hard costs of constructing the Initial Improvements. Such hard costs shall not include any telephone systems, computer systems, furniture and decorations, but may include carpeting, wall coverings, window blinds and telephone and data cabling.

      (b) The Landlord shall reimburse the Tenant from time-to-time (but not more often than monthly) for work done in connection with the installation and construction of the Tenant's Initial Improvements, up to an aggregate maximum reimbursement of $67,210, within thirty (30) days following receipt of the following:

      (i) a request for payment of the Improvement Allowance signed by an officer of Tenant, specifying the work for which reimbursement is being sought, which shall be accompanied by a certificate signed by an officer of the Tenant certifying that the payment requested in the invoice has been paid in full and that the Initial Improvements specified therein have been completed substantially in conformance with the plans therefor which were approved by the Landlord and that such work has been completed in a good and workmanlike manner;

      (ii) copies of invoices from the vendors, supplier, or contractor evidencing the amount for which payment or reimbursement is sought, such invoices, if submitted for reimbursement, to be marked "paid in full" by such vendor, supplier or contractor (or, in lieu thereof the Landlord shall be furnished other documentation satisfactory to the Landlord evidencing payment in full);

      (iii) a certificate from the Tenant's architect stating that (x) such portion of the Initial Improvements for which reimbursement is being sought has been fully completed substantially in accordance with the final plans as approved by the Landlord, and (y) that such work has been completed in a good and workmanlike condition; and

      (iv) lien waivers from each contractor(s) or subcontractor(s) to the extent of the amount to be paid to such parties, which waivers may contain a condition that the effectiveness of such waivers shall be subject to the payment to the applicable contractor(s) or subcontractor(s) of the amount of the invoice accompanying such waiver. The Landlord shall not be obligated to reimburse the Tenant for any invoice which is not accompanied by such a waiver.

      (v) Notwithstanding the foregoing, the Landlord shall retain an amount equal to ten percent (10%) of the Improvement Allowance until the Tenant has submitted to the Landlord final permits required in connection with the construction of the Initial Improvements by any governmental department or agency having jurisdiction thereof, together with a final, unconditional sign-off from the New York City Department of Buildings for such work.

      (c) It is understood and agreed that the Landlord shall have no responsibility for the performance of the contractor installing the Initial Improvements (including matters of quality or timeliness), and in the event that for any reason the Initial Improvements are not completed in a timely fashion and/or there is any delay in the date on which the premises are ready for occupancy by the Tenant for the purposes of conducting business, this lease shall nevertheless continue in full force and effect, and, except in the circumstances set forth below and to the extent set forth below, the Tenant shall have no right, remedy or claim (including any claim for actual, punitive or consequential damages) against the Landlord.

      (d) The Landlord's maximum liability under this Article shall not exceed $67,210.00. If the actual cost of the Initial Improvements shall exceed the amount of the Improvement Allowance, the entire amount of the excess cost shall be paid solely by the Tenant and the Landlord shall be under no obligation to pay such excess. No portion of the Improvement Allowance may be applied to alterations performed in the 4th Floor Premises.

      (e) Within thirty (30) days after completion of the Initial Improvements, the Tenant shall deliver to the Landlord general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of the Initial Improvements and the materials furnished in connection therewith (unless the same were previously furnished pursuant to subparagraph (b)(iv) above), and a certificate from the Tenant's independent licensed architect certifying that, in its opinion, the Initial Improvements have been performed in a good and workmanlike manner and substantially completed in accordance with the final plans, as approved by the Landlord.

      8. Construction of Stairway: Subject to the Landlord's approval of structural and engineering drawings, as well as the Tenant's compliance with all applicable provisions of the Lease, the Tenant may, at it's own expense, construct an internal stairway connecting the 5th Floor Premises with the 4th Floor Premises. The Tenant shall, at it's expense, remove the stairway and restore all damage resulting from the removal upon the earlier of the expiration or sooner termination of the term of the Lease for the 4th Floor Premises or the 5th Floor Premises.

      9. Work: The Landlord shall not be obligated to perform any work in the 5th Floor Premises, except as set forth in Exhibit "C" annexed hereto, which work shall be completed within 90 days following the commencement date of the lease for the 5th Floor Premises. The terms of the Lease shall govern with respect to the performance of such work by the Landlord.

      10. Cleaning: Provided the Tenant shall keep the 5th Floor Premises in order, the Landlord, at the Landlord's expense, shall cause the 5th Floor Premises, excluding any portions thereof used for the storage, preparation, service or consumption of food or beverages, to be cleaned Monday through Friday (except for those days designated as legal holidays by the Federal or State government or by the unions now or hereafter representing the Landlord's building personnel) substantially in accordance with the specifications set forth as Exhibit "D" annexed hereto. The Tenant, at the Tenant's sole cost and expense, shall cause all portions of the premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner satisfactory to the Landlord, and to be exterminated against infestation by vermin, rodents or roaches regularly and, in addition, whenever there shall be evidence of any infestation. Any such extermination shall be done at the Tenant's sole cost and expense and by contractors reasonably approved by the Landlord. The Landlord reserves the right, on thirty days' notice to the Tenant, to require the Tenant to receive cleaning services for the 4th Floor Premises from the Landlord's contractor, at a cost to the Tenant not to exceed the Tenant's cost in contracting independently for such cleaning services for the 4th Floor Premises. If the Tenant shall desire any additional cleaning services in addition to the services PROVIDED by the Landlord (as set forth on Exhibit "D"), the Tenant shall, at its sole cost, employ such cleaning contractor providing services to the building on behalf of the Landlord or such other cleaning contractor as shall be approved by the Landlord. The Tenant shall, at its sole cost and expense, comply with all present and future laws, ordinances, regulations and requirements of the City, State or Federal Government or any agency having jurisdiction over the building, or any rules which the Landlord may impose, with respect to the recycling or sorting of refuse and rubbish. The Landlord reserves the right to refuse to collect or accept from the Tenant any refuse or rubbish which is not separated and sorted as required and to require the Tenant to arrange for such collection, at the Tenant's sole cost and expense, using a contractor reasonably satisfactory to the Landlord. The Tenant shall indemnify the Landlord from all liability arising from the Tenant's failure to comply with the provisions of this Paragraph. The Tenant shall pay to the Landlord the cost of removal of any of the Tenant's refuse and rubbish from the building which exceeds normal office requirements.

      11. No Broker: The Tenant represents that it dealt with no broker in connection with the lease of the 5th Floor Premises or the transaction contemplated hereby. Tenant agrees to indemnify and hold the Landlord harmless from and against all demands, liabilities, losses, causes of action, damages, costs and expenses (including, without limitation, attorneys' fees and disbursements) suffered or incurred in connection with any claims for a brokerage commission, finder's fee, consultation fees or other compensation arising out of any conversations or negotiations had by the Tenant with any broker or other party.

      12. Assignment/Subletting: Paragraph (p) of Article EIGHTEENTH (re-written) of the Lease is deleted and the following inserted in lieu thereof:

            "(p) Notwithstanding anything to the contrary herein, in the event that the Tenant intends to sublet not more than 40% of the premises (measured in the area), the Landlord will not seek to recapture such premises and will not unreasonably withhold or delay its consent to any proposed sublease, PROVIDED that in no event shall the proposed subtenant then be a tenant, subtenant or assignee of any space in the building or any other building then owned, directly or indirectly, by the Landlord, nor shall the proposed subtenant be a person or entity with whom the Landlord is then, or within the immediately preceding six months has been, negotiating to lease space in the building or any other building then owned, directly or indirectly, by the Landlord. The provisions of paragraph (o) of this Article EIGHTEENTH (re-written) shall apply to any sublease entered into pursuant to this paragraph (p)."

      13. Option to Expand: (a) So long as the Tenant (i) is not in default in the performance of any of the terms, covenants or conditions of this Lease beyond the expiration of applicable notice and cure periods, and (ii) is then occupying the entire 5th Floor Premises, the Tenant shall have an option to lease additional space on the fifth floor of the Building, as indicated on Exhibit "E" annexed hereto (the "Additional 5th Floor Premises") on the terms set forth herein. The Tenant shall deliver written notice to the Landlord of its election to lease the Additional 5th Floor Premises on or before March 31, 2000, time being of the essence as to the delivery of such notice. If the Tenant fails to deliver such notice to the Landlord on or before such date, it shall be deemed to have waived the right to lease the Additional 5th Floor Premises and the Landlord may thereafter lease such space to any third-party free of the Tenant's rights. Upon receipt of notice of the Tenant's election to lease the Additional 5th Floor Premises, the Landlord shall promptly prepare an amendment to this lease reflecting the addition of such space upon the terms set forth herein and the Tenant shall then have a period of fifteen (15) days after Tenant's receipt of such lease amendment in which to execute and return such lease amendment to the Landlord. If the Tenant does not execute and return such lease amendment to the Landlord within 15 days, the Landlord may thereafter lease the Additional 5th Floor Premises to a third-party and the Landlord shall have no further obligation under this paragraph (a).

      (b) If the Tenant elects to lease the Additional 5th Floor Premises, then as of June 1, 2000, (1) the Additional 5th Floor Premises shall be added to and be deemed to be part of the premises upon all of the terms and conditions of this lease, except as set forth in this paragraph 13; (2) the Additional 5th Floor Premises shall be delivered in its then "as is" condition and the Landlord shall not be obligated to perform any work therein; (3) the annual fixed rent shall be increased by $198,269.50; (4) there shall be no Improvement Allowance or free rent for the Additional 5th Floor Premises; (5) Tenant's Proportionate Share shall be increased to reflect the addition of the Additional 5th Floor Premises; (6) Article TENTH (a) (re-written) shall apply with respect to the Additional 5th Floor Premises, except that the reference to "105%" shall be amended to be "108%", and (7) the security deposit pursuant to Article TWENTY-EIGHTH shall be increased by $16,522.00.

      14. Existing Lease: Except as set modified herein, the terms and conditions of the Lease are hereby ratified and affirmed and shall remain in full force and effect and the Tenant covenants and agrees to keep and perform the obligations of the Lease as hereby modified.

      IN WITNESS WHEREOF, the parties have signed this Lease Amendment as of the date set forth above.

                                     THE RECTOR, CHURCH-WARDENS AND
                                     VESTRYMEN OF TRINITY CHURCH IN THE
                                     CITY OF NEW YORK

                                     By:
                                         ---------------------------------------
                                         Director of Leasing

                                     By:
                                         ---------------------------------------
                                         Executive Vice President of Real Estate

                                     By:
                                         ---------------------------------------
                                         Chief Financial Officer


                                     CYBER DIALOGUE, INC.

                                     By: /s/ E. R. Melcher
                                         ---------------------------------------

                                    EXHIBIT B

                               5TH FLOOR PREMISES

                                  See Attached

                              [FLOOR MAP OMITTED]

                  --------------------------------------------
                                     NOTES
                              -------------------

                                 PLEASE INITIAL

                                 ==============


                                 ==============

                                  EXHIBIT "B"

                  --------------------------------------------

                                      304
                                     HUDSON
                                     STREET

                  --------------------------------------------

                                 5TH FLOOR PLAN

                  --------------------------------------------

                  Date:
                    10/05/99                      No Scale

                  --------------------------------------------

                                 [LOGO] TRINITY
                                   REAL ESTATE
                            PARISH OF TRINITY CHURCH
                         74 TRINITY PLACE, NY, NY 10006
                                 (212) 602-0867
                  --------------------------------------------

                                    EXHIBIT C

                                   WORK LETTER

      It is agreed that, except as otherwise indicated, the following work is to be done to the 5th Floor Premises by the Landlord, at the Landlord's expense:

1. The Landlord shall deliver an ACP-5 certificate relative to asbestos compliance within the 5th Floor Premises.

2. Landlord shall provide a total connected load of up to twelve watts per usable square foot of 3 phase 4 wire electric power with full neutrals (inclusive of the HVAC system). The disconnect switch and distribution of electricity within the premises shall be at the Tenant's expense. If the Tenant requires additional electrical capacity, it may bring in additional power to the premises, at it's own cost and expense and otherwise in accordance with the provisions of the Lease, PROVIDED that, in the Landlord's judgment, such additional power shall not create a dangerous or hazardous condition or interfere with or disturb other tenants or occupants in the building.

3. The Landlord shall deliver the 5th Floor Premises broom clean. The Landlord will repair any major defects in the floor of the 5th Floor Premises which would prevent the floor from being carpeted.

4. The Landlord shall deliver the sprinkler system and perimeter radiation in the 5th Floor Premises (including the "ex-bathroom" portion of the premises in the 5th Floor Premises) in good working order.

5. The Landlord shall install air cooled air conditioning equipment in a mechanical equipment room on the 5th floor, which shall have a louvered window, the tonnage and location of which shall be agreed upon by the engineers for the Landlord and the Tenant. The Tenant shall be responsible for the cost of the distribution of the air conditioning within the 5th Floor Premises.

6. The Landlord will demise the 5th Floor Premises in accordance with the plans delivered to the Tenant's architects.

7. Upon the commencement of the term, the Landlord will clean and repair, where necessary, all windows within the 5th Floor premises.

8. Demolish the existing bathroom within the 5th Floor Premises stubbing off the water and water lines.

9.    Carpet over cement slab.

10. The Landlord has a mini Class E system and will provide points of connection for the Tenant.

                                    EXHIBIT D

                             CLEANING SPECIFICATIONS

A. TENANT SUITES

      a. Nightly

            a) Carpeted floors: All carpeted floors will be swept nightly and vacuumed weekly using a high quality vacuum, moving all light furniture such as chairs and stands. All furniture will be replaced to its original position. Vacuum under all desks and large furniture where possible.

            b) Uncarpeted floors: All hard-surfaced floors will be dust-mopped nightly, using a treated dust mop, moving all light furniture. All furniture will be replaced to its original position. Dust-mop under all desks and large furniture where possible.

            c) Dusting and cleaning: Wipe all furniture tops, legs, rungs and sides within hands' reach; wipe and disinfect telephones. Wipe all horizontal surfaces within reach, including window ledges, baseboards, ledges, molding and sills on glass and partitions. No feather dusters will be allowed. Papers or other personal items (i.e., pictures, keys, wallets, etc.) left on desk tops will not be moved.

            d) Furniture and Accessories: Dust, wipe clean and remove finger marks, if necessary, from all furniture, file cabinets, mapboards, and telephones using treated cloth.

            e) Trash Removal: Collect and remove wastepaper, waste material and cardboard boxes to designated area in or adjacent to the premises.

            f)    Miscellaneous:

                  i. Scour, wash clean and disinfect all water fountains and coolers, emptying waste water as needed.

                  ii.   Once entering a suite, the door is to be locked.

                  iii. Upon completion of all nightly chores, all lights shall be turned off, windows closed, doors locked and offices left in a neat and orderly condition.

      b.    Quarterly

            a) High Dusting: Perform all high dusting throughout on a quarterly basis unless otherwise specified, including the following:

                  i. Vacuum and dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.

                  ii. Dust all overhead pipes, sprinklers, ventilating and air-conditioning louvers and adjacent ceiling areas, ducts and other equipment items not reached in nightly cleaning.

                  iii.  Dust all venetian blinds and window frames.

                  iv.   Wash all furniture glass.

B.    RESTROOMS (Including Tenant Suites)

      1) All lavatories shall be thoroughly cleaned with an approved disinfectant.

      2) Air fresheners shall not be used to cover-up unpleasant odors. Should there be an unpleasant odor, proper disinfecting procedures shall be used to abate the odors. An odorless disinfectant shall be used.

      3) Remove all wastepaper and refuse, including sanitary napkins, to a designated area in the building and dispose of same. All wastepaper and sanitary napkin receptacles are to be thoroughly cleaned and washed, and new liners installed; liners to be installed so as to ensure maximum usage of receptacles.

      4) Fill toilet tissue holders, seat cover containers, soap dispensers, towel dispensers, and sanitary napkin dispensers.

      5)    All tasks detailed above are to be done on a nightly basis.

      1.    Nightly Cleaning

            a) Walls and Metal Partitions: Damp wipe all metal toilet partitions and tiled walls, removing graffiti with care taken not to damage surfaces. All surfaces are to be wiped dry so that all wipe marks are removed and surface has a uniformly bright appearance. Dust the top edges of all partitions, ledges and mirror tops.

            b) Floors and Tile: Floors will be swept clean and wet-mopped with a germicidal detergent approved by the Landlord using spray tank method. The floors will then be mopped dry and all watermarks and stains wiped from wall and metal partition bases, paying particular attention to corners. Scuff marks and footmarks are to be removed throughout.

            c) Metal Fixtures: Wash and polish all mirrors, powder shelves, bright work (including flushometers and exposes piping below wash basins and behind toilet fixtures), towel dispensers, receptacles and any other metal accessories.

            d) Ceramic Fixtures: Scour, wash and disinfect all basins, including faucet handles, bowls, urinals and tile walls near urinals with approved germicidal detergent solution. Wash both sides of all toilet seats with approved germicidal solution and wipe dry. Toilet seats are to be left in an upright position.

            e) Powder Rooms: If applicable, should be thoroughly cleaned and floors should be washed or vacuumed, as applicable.

      2.    Weekly

            a) Floor Drains: Clean, disinfect, and fill with water to avoid the escape of sewer gases. Use of acids is prohibited.

      3.    Monthly

            a) Walls and Metal Partitions and Washable Ceiling: Wash with water and germicidal solution. Wipe dry and polish to a uniformly bright, clean condition.

            b) High Dusting and Cleaning: Perform all high dusting, inclusive of grilles and diffusers, vacuum and wash all ceiling diffusers.

            c) Floors: All floors will be machine-scrubbed, using a germicidal solution, detergent and water. After scrubbing, floors will be rinsed with clean water and dried. All water marks will be removed from walls, partitions, and fixtures.

                                    EXHIBIT E

                         ADDITIONAL FIFTH FLOOR PREMISES

                              [FLOOR MAP OMITTED]

                  --------------------------------------------
                                     NOTES
                              --------------------

                                 PLEASE INITIAL

                                 ==============


                                 ==============

                                  EXHIBIT "E"

                  --------------------------------------------

                                      304
                                     HUDSON
                                     STREET

                  --------------------------------------------

                                 5TH FLOOR PLAN

                  --------------------------------------------

                  Date:
                    12/10/99                      No Scale

                  --------------------------------------------

                                 [LOGO] TRINITY
                                   REAL ESTATE
                            PARISH OF TRINITY CHURCH
                         74 TRINITY PLACE, NY, NY 10006
                                 (212) 602-0867
                  --------------------------------------------